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The information in this prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

As filed with the Securities and Exchange Commission on December 11, 2006

Securities Act Registration No. 333-138996
Investment Company Act File Number 814-176

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933: ☐

PRE-EFFECTIVE AMENDMENT NO. 1                                                          ☒

POST-EFFECTIVE AMENDMENT NO.                                                            o

HARRIS & HARRIS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

111 West 57th Street
Suite 1100
New York, New York 10019
(Address of Principal Executive Offices)

(212) 582-0900
(Registrant’s Telephone Number, including Area Code)

Charles E. Harris, Chairman, CEO
111 West 57th Street
Suite 1100
New York, New York 10019
(Name and Address of Agent for Service)

Copies to:

Sandra M. Forman, Esq.	Richard T. Prins, Esq.
General Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Harris & Harris Group, Inc.	Four Times Square
111 West 57th Street, Suite 1100	New York, New York 10036
New York, NY 10019	(212) 735-3000
(212) 582-0900
__________________

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

☐ This post-effective amendment designates a new effective date for a previously filed registration statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $0.01 par value	4,000,000	$13.90	$57,440,000	$5,949.20	(2)

(1)
Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 and based on the average of the high and low prices as reported on the Nasdaq Global Market of the registrant’s Common Stock on December 7, 2006.

(2)	$5,949.20 previously paid.

1

HARRIS & HARRIS GROUP, INC.
CROSS-REFERENCE SHEET

PART A-THE PROSPECTUS

Items in Part A of Form N-2		Location in Prospectus

Item 1.	Outside Front Cover	Front Cover Page
Item 2.	Cover Pages; Other Offering Information	Front Cover Page; Inside Front Cover Page
Item 3.	Fee Table and Synopsis	Prospectus Summary; Table of Fees and Expenses
Item 4.	Financial Highlights	Selected Condensed Consolidated Financial Data; Incorporation by Reference
Item 5.	Plan of Distribution	Prospectus Summary; Plan of Distribution
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds
Item 8.	General Description of the Registrant	Outside Front Cover; Business; Risk Factors; Investment Policies; Price Range of Common Stock; General Description of our Portfolio Companies
Item 9.	Management	Management of the Company
Item 10.	Capital Stock, Long-Term Debt and Other Securities	Prospectus Summary; Capitalization; Dividends and Distributions; Taxation; Risk Factors
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Management of the Company
Item 13.	Table of Contents of the Statement of Additional Information	Not Applicable

Items in Part B of Form N-2(1)		Location in Prospectus

Item 14.	Cover Page	Not Applicable
Item 15.	Table of Contents	Not Applicable
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Business; Investment Policies
Item 18.	Management of the Company	Management of the Company
Item 19.	Control Persons and Principal Shareholders	Management of the Company
Item 20.	Investment Advisory and Other Services	Management of the Company; Experts
Item 21.	Portfolio Managers	Not Applicable
Item 22.	Brokerage, Allocation and Other Practices	Brokerage
Item 23.	Tax Status	Taxation
Item 24.	Financial Statements	Incorporation by Reference

PART C-OTHER INFORMATION

Items 25-34 have been answered in Part C of this Registration Statement.

(1)	Pursuant to General Instructions to Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part A: The Prospectus of the Registration Statement.

2

The information in this Prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus, Dated               ,

4,000,000 Shares

Common Stock

Harris & Harris Group, Inc.®, is a venture capital company specializing in tiny technology that operates as a business development company under the Investment Company Act of 1940. We may offer, from time to time, shares of our common stock, $0.01 par value per share ("Common Stock"), in one or more offerings. The Common Stock may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). The offering price per share of our Common Stock will not be less than the net asset value per share of our Common Stock at the time we make the offering exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Common Stock.

Our Common Stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Common Stock, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Common Stock through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Common Stock. Our Common Stock is listed on the Nasdaq Global Market under the symbol "TINY." On November 27, 2006, the last reported sale price of our Common Stock was $14.04.

An Investment in the Securities Offered in this Prospectus Involves a High Degree of Risk. You Should Consider Investing in Us Only if You Are Capable of Sustaining the Loss of Your Entire Investment. See "Risk Factors" beginning on page 10.

This Prospectus sets forth concisely the information about us that a prospective investor should know before investing. You should read this Prospectus, before deciding whether to invest in our Common Stock, and retain it for future reference. You may obtain our annual reports, request other information about us and make shareholder inquiries by calling toll free 1-877-TINY TECH. Additional information about us has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request and without charge. We also make available our annual reports, free of charge, on our website at www.TinyTechVC.com. Information on our website is not part of this Prospectus and should not be considered as such when making your investment decision. Material incorporated by reference and other information about us can be obtained from the SEC's website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of Common Stock by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

The date of the Prospectus is               ,                        ..

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You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus, unless otherwise indicated, "Harris & Harris," "Company," "us," "our" and "we" refer to Harris & Harris Group, Inc.® "Harris & Harris Group, Inc." is a registered service mark. This Prospectus also includes trademarks owned by other persons.

[This Page Intentionally Left Blank]

PROSPECTUS SUMMARY

This summary highlights information that is described more fully elsewhere in this Prospectus and in the documents to which we have referred. It may not contain all of the information that is important to you. To understand the offering fully, you should read the entire document carefully, including the risk factors beginning on page 10.

Our Business

Harris & Harris Group, Inc., is a venture capital company, specializing in tiny technology, that operates as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. For tax purposes, we operate as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code. We are an internally managed investment company; that is, our officers and employees, rather than an investment adviser, manage our operations under the general supervision of our Board of Directors. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early-stage companies. Our approach includes patient examination of available early stage opportunities, thorough due diligence and close involvement with management.

We make initial venture capital investments exclusively in "tiny technology," which we define as nanotechnology, microsystems and microelectromechanical systems (which we refer to as MEMS). We consider a company to be a tiny technology company if a product or products, or intellectual property covering a product or products, that we consider to be at the microscale or smaller is material to its business plan. Most of our current portfolio companies are significantly involved with work on objects or devices with dimensions of 100 nanometers or smaller, which we refer to as the nanoscale. Our portfolio includes insignificant non-tiny technology investments made prior to 2001, and we may make follow-on investments in either tiny or non-tiny technology companies. At September 30, 2006, 45.6 percent of our total assets and 99.9 percent of our venture capital portfolio were invested in tiny technology investments. By making these investments, we seek to provide our shareholders with a specific focus on tiny technology through a portfolio of venture capital investments that addresses a variety of markets and products. We believe that we are the only publicly traded business development company making initial venture capital investments exclusively in tiny technology.

Tiny technology is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in widespread commercial use in most fields. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Because it is in many respects a new field, tiny technology has significant scientific, engineering, regulation and commercialization risks. See "Business" and "Risk Factors."

As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field, while our portfolio companies are still private. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate in the future, as we believe it will likely become increasingly difficult to create new foundational intellectual property in nanotechnology. To the investor, we offer:

•	a portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•
a team of professionals, including five full-time members of management, four of whom are designated as Managing Directors, Charles E. Harris, Douglas W. Jamison, Daniel V. Leff and Alexei A. Andreev, and a Vice President, Daniel B. Wolfe, to evaluate and monitor investments. Two of our directors are also consultants to us, Kelly S. Kirkpatrick and Lori D. Pressman. These seven professionals collectively have expertise in venture capital investing, intellectual property and tiny technology;

•	the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

•	through the ownership of our publicly traded shares, a measure of liquidity not typically available in underlying venture capital portfolio investments.

The number of tiny technology investment opportunities available to us has increased over the past five years, through both new opportunities and opportunities for follow-on investments in our existing portfolio companies. We believe that our expertise and record of prior investments in tiny technology are likely to lead us to additional tiny technology investment opportunities in the future. We intend to use the net proceeds of this offering to:

•	increase our capital in order to take advantage of these investment opportunities;

•
lower our expenses as a percentage of assets and otherwise achieve certain economies and advantages of scale in our operations, as our costs are primarily fixed. As our assets increase by the net proceeds of this offering, our fixed costs will represent a smaller percentage of our assets; and

•	pay operating expenses, including due diligence expenses on potential investments.

We identify investment opportunities primarily through four channels:

•	our involvement in the field of tiny technology;

•	research universities that seek to transfer their scientific discoveries to the private sector;

•	other venture capital companies seeking co-investors or referring deals to us; and

•	direct calls and business plan submissions by companies, business incubators and individuals seeking venture capital.

Since registering as an investment company in 1992, we have invested in a variety of industries. In 1994, we invested in our first tiny technology company, Nanophase Technologies Corporation. In 1995, we elected to be regulated as a business development company. Recognizing the potential of tiny technology, we continued to monitor developments in the field, and since 2001, we have made tiny technology our exclusive focus for initial investments. From August 2001 through September 2006, all 30 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology. Our portfolio now includes investments in a total of 28 companies, 26 of which we consider to be involved in tiny technology.

As is usual in the venture capital industry, our venture capital investments are generally in convertible preferred stock, which is usually the most senior security in a portfolio company’s equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of Common Stock (usually including the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature. Our portfolio investments in some instances include a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash. In-kind distributions are primarily made in additional shares of convertible preferred stock. We expect to continue to invest in convertible securities.

Tiny Technology

In our view, tiny technology is neither an industry nor a single technology, but a variety of enabling technologies with critical dimensions below 100 micrometers. Tiny technology manifests itself in tools, materials, systems and devices that address broad markets, including instrumentation, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, materials science, computer science and the engineering sciences.

Examples of tiny technology-enabled products currently on the market are quite diverse. They include sensors, accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces, fast acting painkillers and certain pharmaceutical therapeutics.

Harris & Harris Group currently has 12 companies in its tiny technology portfolio with products on the market offering a range of products including components for optical networking, high-brightness LEDs, carbon nanotube-based sensors, optical switches, silicon carbide brake rotors, chiral columns for the pharmaceutical industry, metabolomic profiling services and decorative tiles.

Within tiny technology, microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device, or device enabled by components, in a size range from 100 microns down to 0.1 micron may be considered "micro." Nanotechnology refers to materials, devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.

Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology’s broad applicability presents significant and diverse market opportunities.

Risk Factors

Set forth below is a summary of certain risks that you should carefully consider before investing in our Common Stock. See "Risk Factors" beginning on page 10 for a more detailed discussion of the risks of investing in our Common Stock.

Risks related to the companies in our portfolio.

•	Investing in small, private companies involves a high degree of risk and is highly speculative.

•	We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

•	Our portfolio companies may not successfully develop, manufacture or market their products.

•	Our portfolio companies working with tiny technology may be particularly susceptible to intellectual property litigation.

•
Unfavorable general economic conditions, as well as unfavorable conditions specific to the venture capital industry, could result in the inability of our portfolio companies to access additional capital, leading to financial losses in our portfolio.

•	The value of our portfolio could be adversely affected if the technologies utilized by our portfolio companies are found or even rumored or feared, to cause health or environmental risks.

•
Public perception of ethical and social issues, including health and environmental risks regarding nanotechnology, may limit or discourage the use of nanotechnology-enabled products, which could reduce our portfolio companies’ revenues and harm our business.

Risks related to the illiquidity of our investments.

•	We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

•	Unfavorable economic conditions and regulatory changes could impair our ability to engage in liquidity events.

•	Even if some of our portfolio companies complete initial public offerings, the returns on our investments in those companies would be uncertain.

Risks related to our Company.

•
Because there is generally no established market in which to value our investments, our Valuation Committee’s value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

•
Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

•	We are dependent upon key management personnel for future success and may not be able to retain them.

•	We will need to hire additional employees as the size of our portfolio increases.

•	The market for venture capital investments, including tiny technology investments, is highly competitive.

•
In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

•
Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to common shareholders more volatile. The use of debt would leverage our available common equity capital, magnifying the impact of changes in the value of our investment portfolio on our net asset value. In addition, the cost of debt or preferred stock financing could exceed the return on the assets the proceeds are used to acquire, in which case the use of leverage would have an adverse impact on the holders of our Common Stock.

•	We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.

•	Loss of status as a RIC would reduce our net asset value and distributable income.

•	We operate in a heavily regulated environment and changes to, or non-compliance with, regulations and laws could harm our business.

•	Market prices of our Common Stock will continue to be volatile.

•	Quarterly results fluctuate and are not indicative of future quarterly performance.

•	To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

•	Investment in foreign securities could result in additional risks.

Risks related to this offering.

•	Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

•	We will have discretion over the use of proceeds of this offering.

•
Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term, and they currently trade at a substantial premium over net asset value that may not be sustainable over the long term.

•	You have no right to require us to repurchase your shares.

Other Information

Our website is www.TinyTechVC.com and is not incorporated by reference into this Prospectus. We make available free of charge through our website the following materials (which are not incorporated by reference unless specifically stated in this Prospectus) as soon as reasonably practicable after filing or furnishing them to the SEC:

•	our annual report on Form 10-K;

•	our quarterly reports on Form 10-Q;

•	our current reports on Form 8-K; and

•	amendments to those reports.

The Offering

Common Stock offered
We may offer, from time to time, up to a total of 4,000,000 shares of our Common Stock available under this Prospectus on terms to be determined at the time of the offering. Our Common Stock may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price per share of our Common Stock net of underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.

Use of proceeds
Although we will make initial investments exclusively in tiny technology, we can make follow-on investments in non-tiny technology companies currently in our portfolio. Further, while considering venture capital investments, we may invest the proceeds in U.S. government and agency securities, which may yield less than our operating expense ratio. We expect to invest or reserve for potential follow-on investment the net proceeds of any sale of shares under this Prospectus within two years from the completion of such sale. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. For this purpose, we do not expect to reserve for follow-on investments in any particular portfolio holding more than the greater of twice the investment to date in that portfolio holding or five times the initial investment in the case of seed-stage investments, though we may invest more than the amount reserved for this purpose in any particular portfolio holding.

Nasdaq Global Market symbol	TINY

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering for the 4,000,000 shares registered pursuant to this Prospectus, assuming that we incur the estimated offering expenses. The price per share used in this calculation was the closing price of our Common Stock on November 27, 2006 of $14.04.

Shareholder Transaction Expenses
Sales Load(1) (as a percentage of offering price)	N/A
Offering Expenses (as a percentage of offering price)	0.59%
Annual Expenses (as a percentage of net assets attributable to Common Stock)
Management Fees(2)	N/A
Other Expenses(3)
Salaries and Benefits(4)	4.65%
Administration and Operations(5)	1.18%
Professional Fees	.47%
Total Annual Expenses(6)	6.30%

(1)	In the event that the shares of Common Stock to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the sales load.

(2)	The Company has no external management fees because it is internally managed.

(3)	"Other Expenses" are based on estimated amounts for the current fiscal year.

(4)
"Salaries and Benefits" includes non-cash stock-based compensation expense of $5,007,340. The Company accounts for stock-based compensation expense pursuant to SFAS No. 123(R) "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. There is no impact to net asset value from stock-based compensation expense. Excluding the non-cash, stock-based compensation expense, "Salaries and benefits" totals $2,944,334 or 1.72 percent of net assets attributable to Common Stock.

(5)	"Administration and Operations" includes expenses incurred for administration, operations, rent, directors’ fees and expenses, depreciation and custodian fees.

(6)
"Total Annual Expenses" includes non-cash compensation expense of $5,007,340. See Footnote (4) above. Cash-based total annual expenses as a percentage of net assets attributable to Common Stock is 3.37%.

Example

The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, including the non-cash, stock-based compensation expenses.

On the basis of the foregoing, including the non-cash, stock-based compensation expense, you would pay the following expenses on a $10,000 investment, assuming a five percent annual return:(1)

1 Year	3 Years	5 Years	10 Years
$681	$1,901	$3,090	$5,929

(1)
This example includes non-cash, stock-based compensation. Excluding the non-cash, stock-based compensation, you would pay expenses of $397 in 1 year, $1,089 in 3 years, $1,804 in 5 years and $3,697 in 10 years, on a $10,000 investment, assuming a five percent return.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly. The assumed five percent annual return is not a prediction of, and does not represent, the projected or actual performance of our Common Stock. The above example should not be considered a representation of future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

The information below should be read in conjunction with the Consolidated Financial Statements and Supplementary Data and the notes thereto. Financial information as of and for the years ended December 31, 2005, 2004, 2003 and 2002, has been derived from our financial statements that were audited by PricewaterhouseCoopers LLP. Financial information as of and for the year ended December 31, 2001, was derived from financial statements audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled, "Experts." These historical results are not necessarily indicative of the results to be expected in the future.

BALANCE SHEET DATA

Financial Position as of December 31:

	2005	2004	2003	2002	2001

Total assets	$132,947,623	$79,361,451	$44,115,128	$35,951,969	$39,682,367

Total liabilities	$14,959,881	$4,616,652	$3,432,390	$8,695,923	$15,347,597

Net assets	$117,987,742	$74,744,799	$40,682,738	$27,256,046	$24,334,770

Net asset value per outstanding share	$5.68	$4.33	$2.95	$2.37	$2.75

Cash dividends paid	$0.00	$0.00	$0.00	$0.00	$0.00

Cash dividends paid per outstanding share	$0.00	$0.00	$0.00	$0.00	$0.00

Shares outstanding, end of year	20,756,345	17,248,845	13,798,845	11,498,845	8,864,231

Operating Data for year ended December 31:

	2005	2004	2003	2002	2001
Total investment income	$1,540,862	$637,562	$167,785	$253,461	$510,661

Total expenses[1]	$7,006,623	$4,046,341	$2,731,527	$2,124,549	$1,035,221

Net operating (loss) income	$(5,465,761)	$(3,408,779)	$(2,563,742)	$(1,871,088)	$(524,560)

Total tax expense[2] (benefit)	$8,288,778	$650,617	$13,761	$199,309	$299,418

Net realized income (loss) from investments	$14,208,789	$858,503	$(984,925)	$2,390,302	$1,004,899

Net realized (loss) income	$8,743,028	$(2,550,276)	$(3,548,667)	$519,214	$480,339

Net decrease (increase) in unrealized depreciation on investments	$(2,026,652)	$484,162	$343,397	$(3,241,408)	$(7,641,044)

Net increase (decrease) in net assets resulting from operations	$6,716,376	$(2,066,114)	$(3,205,270)	$(2,722,194)	$(7,160,705)

Increase (Decrease) in net assets resulting from operations per average outstanding share	$0.36	$(0.13)	$(0.28)	$(0.27)	$(0.80)

1 Included in total expenses are the following profit-sharing expenses/(reversals): $1,796,264 in 2005; $311,594 in 2004; ($163,049) in 2002; and ($984,021) in 2001.

2 Included in total tax expense are the following taxes paid by the Company on behalf of shareholders: $8,122,367 in 2005, $0 in each of 2004, 2003 and 2002, and $271,467 in 2001.

SELECTED QUARTERLY DATA (UNAUDITED)

	2006
	1st Quarter	2nd Quarter	3rd Quarter
Total investment income	$804,862	$785,265	$719,619
Net operating loss	$(767,743)	$(693,887)	$(2,988,790)
Net increase (decrease) in net assets resulting from operations	$(1,653,990)	$(1,282,997)	$(2,588,092)
Net (decrease) increase in net assets resulting from operations
Per average outstanding share	$(0.08)	$(0.06)	$(0.12)

	2005
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income	$260,108	$158,717	$315,374	$801,662
Net operating loss	$(745,590)	$(3,302,094)	$(3,273,797)	$1,851,274
Net increase (decrease) in net assets resulting from operations	$(2,233,447)	$7,001,847	$7,336,923	$(5,388,947)
Net (decrease) increase in net assets resulting from operations
Per average outstanding share	$(0.13)	$0.41	$0.40	$(0.26)

SELECTED QUARTERLY DATA (UNAUDITED)
(continued)

	2004
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income	$56,536	$79,231	$253,581	$248,214
Net operating loss	$(749,865)	$(774,584)	$(978,773)	$(905,557)
Net increase (decrease) in net assets resulting from operations	$820,515	$(2,237,037)	$1,111,121	$(1,760,713)
Net (decrease) increase in net assets resulting from operations
Per average outstanding share	$0.06	$(0.16)	$0.06	$(0.09)

INCORPORATION BY REFERENCE

The financial statements as of December 31, 2005, and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements as of September 30, 2006, and for the fiscal periods ended September 30, 2006, and 2005, have been incorporated by reference into the Prospectus from the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent.

The information required by Item 4.2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" as of December 31, 2005, and 2004, and for each of the three years in the period ended December 31, 2005, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" as of September 30, 2006, and for the three months and nine months in the fiscal periods ended September 30, 2006, and 2005, have been incorporated by reference into the Prospectus from the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which either accompanies this prospectus or has previously been provided to the person to whom this prospectus is being sent.

We will furnish, without charge, a copy of the financial statements upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or by calling 1-877-TINY-TECH.

AVAILABLE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 202-942-8090 for further information on the Public Reference Room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Information contained on the SEC’s web site about us is not incorporated into this Prospectus and you should not consider information contained on the SEC’s web site to be part of this Prospectus.

You may obtain our annual reports, request other information about us and make shareholder inquiries by calling toll free 1-877-TINY TECH. We also make available our annual reports, free of charge, on our website at www.TinyTechVC.com. Information on our website is not part of this Prospectus and should not be considered as such when making your investment decision.

RISK FACTORS

Investing in our Common Stock involves significant risks relating to our business and investment objective. You should carefully consider the risks and uncertainties described below before you purchase any of our Common Stock. These risks and uncertainties are not the only ones we face. Unknown additional risks and uncertainties, or ones that we currently consider immaterial, may also impair our business. If any of these risks or uncertainties materialize, our business, financial condition or results of operations could be materially adversely affected. In this event, the trading price of our Common Stock could decline, and you could lose all or part of your investment.

Risks related to the companies in our portfolio.

Investing in small, private companies involves a high degree of risk and is highly speculative.

We have invested a substantial portion of our assets in privately held development stage or start-up companies, the securities of which are inherently illiquid. These businesses tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Tiny technology companies are especially risky, involving scientific, technological and commercialization risks. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable, and some will never realize their potential. We have been and will continue to be risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in our Common Stock is intended to constitute a balanced investment program.

We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

Nanotechnology, in particular, is a developing area of technology, of which much of the future commercial value is unknown, difficult to estimate and subject to widely varying interpretations. There are as of yet relatively few nanotechnology products commercially available. The timing of additional future commercially available nanotechnology products is highly uncertain.

Our portfolio companies may not successfully develop, manufacture or market their products.

The technology of our portfolio companies is new and in many cases unproven. Their potential products require significant and lengthy product development, manufacturing and marketing efforts. To date, many of our portfolio companies have not developed any commercially available products. In addition, our portfolio companies may not be able to manufacture successfully or to market their products in order to achieve commercial success. Further, the products may never gain commercial acceptance. If our portfolio companies are not able to develop, manufacture or market successful tiny technology-enabled products, they will be unable to generate product revenue or build sustainable or profitable businesses.

Our portfolio companies working with tiny technology may be particularly susceptible to intellectual property litigation.

Research and commercialization efforts in tiny technology are being undertaken by a wide variety of government, academic and private corporate entities. As additional commercially viable applications of tiny technology emerge, ownership of intellectual property on which these products are based may be contested. From time to time, our portfolio companies are or have been involved in intellectual property disputes and litigation. Any litigation over the ownership of, or rights to, any of our portfolio companies’ technologies or products could have a material adverse effect on those companies’ values.

Unfavorable general economic conditions, as well as unfavorable conditions specific to the venture capital industry, could result in the inability of our portfolio companies to access additional capital, leading to financial losses in our portfolio.

Most of the companies in which we have made or will make investments are susceptible to economic slowdowns or recessions. An economic slowdown or adverse capital or credit market conditions may affect the ability of a company in our portfolio to raise additional capital from venture capital or other sources or to engage in a liquidity event such as an initial public offering or merger. Adverse economic, capital or credit market conditions may lead to financial losses in our portfolio.

The value of our portfolio could be adversely affected if the technologies utilized by our portfolio companies are found or even rumored or feared, to cause health or environmental risks.

Our portfolio companies work with new technologies, which could have potential environmental and health impacts. Tiny technology in general and nanotechnology in particular are currently the subject of health and environmental impact research. If health or environmental concerns about tiny technology or nanotechnology were to arise, whether or not they had any basis in fact, our portfolio companies might incur additional research, legal and regulatory expenses, and might have difficulty raising capital or marketing their products.

Public perception of ethical and social issues, including health and environment risks regarding nanotechnology, may limit or discourage the use of nanotechnology-enabled products, which could reduce our portfolio companies' revenues and harm our business.

Nanotechnology has received both positive and negative publicity and is the subject increasingly of public discussion and debate. Government authorities could, for social or other purposes, prohibit or regulate the use of nanotechnology. Ethical and emotional concerns about nanotechnology could adversely affect acceptance of the potential products of our portfolio companies or lead to new government regulation of nanotechnology-enabled products. For example, debate regarding the production of materials that could cause harm to the environment or the health of individuals could raise concerns in the public’s perception of nanotechnology, not all of which might be rational or scientifically based.

Risks related to the illiquidity of our investments.

We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

Most of our investments are or will be equity or equity-linked securities acquired directly from small companies. These equity securities are generally subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of equity securities may adversely affect our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments. We may never be able to dispose of these securities.

Unfavorable economic conditions and regulatory changes could impair our ability to engage in liquidity events.

Our business of making private equity investments and positioning our portfolio companies for liquidity events might be adversely affected by current and future capital markets and economic conditions. The public equity markets currently provide less opportunity for liquidity events than at times in the past when there was more robust demand for initial public offerings, even for more mature technology companies than those in which we typically invest. The potential for public market liquidity could further decrease and could lead to an inability to realize potential gains or could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Recent government reforms affecting publicly traded companies, stock markets, investment banks and securities research practices have made it more difficult for privately held companies to complete successful initial public offerings of their equity securities, and such reforms have increased the expense and legal exposure of being a public company. Slowdowns in initial public offerings may also have an adverse effect on the frequency and prices of acquisitions of privately held companies. A lack of merger and/or acquisition opportunities for privately held companies also may have an adverse effect on the ability of these companies to raise capital from private sources. Public equity market response to companies offering nanotechnology-enabled products is uncertain. An inability to engage in liquidity events could negatively affect our liquidity, our reinvestment rate in new and follow-on investments and the value of our portfolio.

Even if some of our portfolio companies complete initial public offerings, the returns on our investments in those companies would be uncertain.

When companies in which we have invested as private entities complete initial public offerings of their securities, these newly issued securities are by definition unseasoned issues. Unseasoned issues tend to be highly volatile and have uncertain liquidity, which may negatively affect their price. In addition, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after initial public offerings. The market price of securities that we hold may decline substantially before we are able to sell these securities. Most initial public offerings of technology companies in the United States are listed on the Nasdaq Global Market. Recent government reforms of the Nasdaq Global Market have made market-making by broker-dealers less profitable, which has caused broker-dealers to reduce their market-making activities, thereby making the market for unseasoned stocks less liquid than they might be otherwise.

Risks related to our Company.

Because there is generally no established market in which to value our investments, our Valuation Committee’s value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

There is generally no public market for the equity securities in which we invest. Pursuant to the requirements of the Investment Company Act of 1940, which we refer to as the 1940 Act, we value all of the private equity securities in our portfolio at fair value as determined in good faith by a committee of independent members of our Board of Directors, which we call the Valuation Committee, pursuant to Valuation Procedures established by the Board of Directors. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment pursuant to specified valuation principles and processes. We are required by the 1940 Act to value specifically each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired. Conversely, we must record unrealized appreciation if we believe that our securities have appreciated in value. Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value that we assign to our investments may differ from the values that would have been used had an efficient market existed for the investments, and the difference could be material. Any changes in fair value are recorded in our consolidated statements of operations as a change in the "Net (decrease) increase in unrealized appreciation on investments." See "Determination of Net Asset Value."

In the venture capital industry, even when a portfolio of early-stage, high-technology venture capital investments proves to be profitable over the portfolio's lifetime, it is common for the portfolio's value to undergo a so-called "J-curve" valuation pattern. This means that when reflected on a graph, the portfolio’s valuation would appear in the shape of the letter "J," declining from the initial valuation prior to increasing in valuation. This J-curve valuation pattern results from write-downs and write-offs of portfolio investments that appear to be unsuccessful, prior to write-ups for portfolio investments that prove to be successful. Because early-stage companies typically have negative cash flow and are by their nature inherently fragile, a valuation process can more readily substantiate a loss of value than an increase in value, absent a substantial investment at a higher valuation by a third-party, knowledgeable, non-strategic investor. Even if our venture capital investments prove to be profitable in the long run, such J-curve valuation patterns could have a significant adverse effect on our net asset value per share and the value of our Common Stock in the interim. Over time, as we continue to make additional tiny technology investments, this J-curve pattern may be less relevant for our portfolio as a whole, because the individual J-curves for each investment, or series of investments, may overlap with previous investments at different stages of their J-curves.

Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

As a result of our assets being invested in the securities of a small number of issuers, we are classified as a non-diversified company. We may be more vulnerable to events affecting a single issuer or industry and therefore subject to greater volatility than a company whose investments are more broadly diversified. Accordingly, an investment in our Common Stock may present greater risk to you than an investment in a diversified company.

We are dependent upon key management personnel for future success, and may not be able to retain them.

We are dependent upon the diligence and skill of our senior management and other key advisers for the selection, structuring, closing and monitoring of our investments. We utilize lawyers and outside consultants, including two of our directors, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, to assist us in conducting due diligence when evaluating potential investments. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and advisers to obtain information in connection with our investment decisions. Our future success to a significant extent depends on the continued service and coordination of our senior management team, and particularly on our Chairman and Chief Executive Officer, Charles E. Harris, who will be subject to mandatory retirement pursuant to the Company's mandatory retirement policy for senior executives on December 31, 2008; on our Chief Operating Officer and Chief Financial Officer, Douglas W. Jamison, who has been designated by our Board of Directors as the successor to Mr. Harris in his positions of Chairman and Chief Executive Officer as of January 1, 2009; and on our General Counsel, Chief Compliance Officer and Director of Human Resources, Sandra M. Forman. The departure of any of our executive officers, key employees or advisers could materially adversely affect our ability to implement our business strategy. We do not maintain for our benefit any key man life insurance on any of our officers or employees.

We will need to hire additional employees as the size of our portfolio increases.

We anticipate that it will be necessary for us to add investment professionals with expertise in venture capital and/or tiny technology and administrative and support staff to accommodate the increasing size of our portfolio. We may need to provide additional scientific, business, accounting, legal or investment training for our hires. There is competition for highly qualified personnel, and we may not be successful in our efforts to recruit and retain highly qualified personnel.

The market for venture capital investments, including tiny technology investments, is highly competitive.

We face substantial competition in our investing activities from many competitors, including but not limited to: private venture capital funds; investment affiliates of large industrial, technology, service and financial companies; small business investment companies; wealthy individuals; and foreign investors. Our most significant competitors typically have significantly greater financial resources than we do. Greater financial resources are particularly advantageous in securing lead investor roles in venture capital syndicates. Lead investors typically negotiate the terms and conditions of such financings. Many sources of funding compete for a small number of attractive investment opportunities. Hence, we face substantial competition in sourcing good investment opportunities on terms of investment that are commercially attractive.

In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

We are required to disclose on a quarterly basis the names and business descriptions of our portfolio companies and the value of our portfolio securities. Most of our competitors are not subject to these disclosure requirements. Our obligation to disclose this information could hinder our ability to invest in some portfolio companies. Additionally, other current and future regulations may make us less attractive as a potential investor than a competitor not subject to the same regulations.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment. "Pay-to-play" provisions have become common in venture capital transactions. These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection or even to prevent preferred shares from being converted to common shares.

We may elect not to make follow-on investments or lack sufficient funds to make such investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make a follow-on investment may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights or even substantially all of our equity ownership in it pursuant to "pay-to-play" provisions. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to common shareholders more volatile.

Use of debt or preferred stock as a source of capital entails two primary risks. The first is the risk of leverage, which is the use of debt to increase the pool of capital available for investment purposes. The use of debt leverages our available common equity capital, magnifying the impact on net asset value of changes in the value of our investment portfolio. For example, a business development company that uses 33 percent leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5 percent increase or decline in net asset value for each 1 percent increase or decline in the value of its total assets. The second risk is that the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, thereby diminishing rather than enhancing the return to common shareholders. If we issue preferred shares, the common shareholders would bear the cost of this leverage. To the extent that we utilize debt or preferred stock financing for any purpose, these two risks would likely make our total return to common shareholders more volatile. In addition, we might be required to sell investments, in order to meet dividend, interest or principal payments, when it might be disadvantageous for us to do so.

As provided in the 1940 Act and subject to some exceptions, we can issue debt or preferred stock so long as our total assets immediately after the issuance, less some ordinary course liabilities, exceed 200 percent of the sum of the debt and any preferred stock outstanding. The debt or preferred stock may be convertible in accordance with SEC guidelines, which might permit us to obtain leverage at more attractive rates. The requirement under the 1940 Act to pay, in full, dividends on preferred shares or interest on debt before any dividends may be paid on our Common Stock means that dividends on our Common Stock from earnings may be reduced or eliminated. An inability to pay dividends on our Common Stock could conceivably result in our ceasing to qualify as a regulated investment company, or RIC, under the Code, which would in most circumstances be materially adverse to the holders of our Common Stock. As of the date hereof, we do not have any debt or preferred stock outstanding.

We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.

We are currently authorized to issue up to 2,000,000 shares of preferred stock, under terms and conditions determined by our Board of Directors. These shares would have a preference over our Common Stock with respect to dividends and liquidation. The statutory class voting rights of any preferred shares we would issue could make it more difficult for us to take some actions that might, in the future, be proposed by the Board and/or holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities, if these actions were perceived by the holders of the preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of Common Stock might also reduce the net income and net asset value per share of our Common Stock upon conversion.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently intend to qualify as a RIC for 2006 under the Code. As a RIC, we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our shareholders. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we failed to qualify for RIC status in 2006 or beyond, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value, accordingly. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of shareholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our Common Stock. See "Taxation."

We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

We are subject to substantive SEC regulations as a business development company. Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders’ interests, and interpretations of these laws and regulations may change with unpredictable consequences. Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations. Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations and Nasdaq Global Market rules, are creating additional expense and uncertainty for publicly held companies in general, and for business development companies in particular. These new or changed laws, regulations and standards are subject to varying interpretations in many cases because of their lack of specificity, and as a result, their application in practice may evolve over time, which may well result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.

We are committed to maintaining high standards of corporate governance and public disclosure. As a result, our efforts to comply with evolving laws, regulations and standards have and will continue to result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. In particular, our efforts to comply with Section 404 of the Sarbanes-Oxley Act of 2002 and the related regulations regarding our required assessment of our internal controls over financial reporting and our external auditors' audit of that assessment has required the commitment of significant financial and managerial resources.

Moreover, even though business development companies are not mutual funds, they must comply with several of the regulations applicable to mutual funds, such as the requirement for the implementation of a comprehensive compliance program and the appointment of a Chief Compliance Officer. Further, our Board members, Chief Executive Officer and Chief Financial Officer could face an increased risk of personal liability in connection with the performance of their duties. As a result, we may have difficulty attracting and retaining qualified Board members and executive officers, which could harm our business, and we have significantly increased both our coverage under, and the related expense for, directors' and officers' liability insurance. If our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies, our reputation may be harmed. Also, as business and financial practices continue to evolve, they may render the regulations under which we operate less appropriate and more burdensome than they were when originally imposed. This increased regulatory burden is causing us to incur significant additional expenses and is time consuming for our management, which could have a material adverse effect on our financial performance.

Market prices of our Common Stock will continue to be volatile.

We expect that the market price of our Common Stock price will continue to be volatile. The price of the Common Stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	announcements regarding any of our portfolio companies;

•	announcements regarding developments in the nanotechnology field in general;

•	environmental and health concerns regarding nanotechnology, whether real or perceptual;

•	announcements regarding government funding and initiatives related to the development of nanotechnology;

•	general economic conditions and trends; and/or

•	departures of key personnel.

We will not have control over many of these factors but expect that our stock price may be influenced by them. As a result, our stock price may be volatile, and you may lose all or part of your investment.

Quarterly results fluctuate and are not indicative of future quarterly performance.

Our quarterly operating results fluctuate as a result of a number of factors. These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and capital markets conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

As a RIC, we must annually distribute at least 90 percent of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments. If we fail to generate net realized capital gains or to obtain funds from outside sources, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we generally expect to experience net operating losses and rely on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. These sales are unpredictable and may not occur. In addition, as a business development company, we are generally required to maintain a ratio of at least 200 percent of total assets to total borrowings, which may restrict our ability to borrow to fund these requirements. Lack of capital could curtail our investment activities or impair our working capital.

Investment in foreign securities could result in additional risks.

The Company may invest in foreign securities, and we currently have one investment in a foreign security. When we invest in securities of foreign issuers, we may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of our securities and could favorably or unfavorably affect our operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by us must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to the U.S. dollar, in which currency we maintain financial statements and valuations. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Risks related to this offering.

Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio. Our investments in portfolio companies are highly speculative and, therefore, an investor in our Common Stock may lose his or her entire investment. The value of our Common Stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our Common Stock. The securities markets frequently experience extreme price and volume fluctuations that affect market prices for securities of companies generally, and technology and very small capitalization companies in particular. Because of our focus on the technology and very small capitalization sectors, and because we are a small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions. General economic conditions, and general conditions in the Internet and information technology, life sciences, nanotechnology, tiny technology, materials science and other high technology industries, may also affect the price of our Common Stock.

We will have discretion over the use of proceeds of this offering.

We will have flexibility in applying the proceeds of this offering. We may pay operating expenses, including due diligence expenses on potential new investments, from the net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value and during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value. The possibility that our shares will trade at discounts from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. Our Common Stock may not trade at a price higher than or equal to net asset value per share. On November 27, 2006, our stock closed at $14.04 per share, a premium of $8.50 over our net asset value per share of $5.54 as of September 30, 2006.

You have no right to require us to repurchase your shares.

You do not have the right to require us to repurchase your shares of Common Stock.

FORWARD-LOOKING INFORMATION

This Prospectus may contain "forward-looking statements" based on our current expectations, assumptions and estimates about us and our industry. These forward-looking statements involve risks and uncertainties. Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "might," "could," "continue" and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this Prospectus. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. More detailed information regarding the proceeds of a specific offering will be provided in the prospectus supplement related to such offering.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be up to $56,160,000 based on the last reported price for our Common Stock on November 27, 2006 of $14.04.

We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offerings. Reserves for follow-on investments in any particular initial investment may be no more than the greater of twice the investment to date or five times the initial investment in the case of seed-stage investments, though we may invest more than the amount reserved for this purpose in any particular portfolio holding. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which may well yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

PRICE RANGE OF COMMON STOCK

Our Common Stock is traded on the Nasdaq Global Market under the symbol "TINY."

The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq Global Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Net Asset Value ("NAV") Per Share at End	Premium or Discount as a % of NAV
Quarter Ended	High	Low	of Period	High	Low
March 31, 2004	20.70	11.47	3.01	587.7	281.1
June 30, 2004	23.60	10.77	2.85	728.1	277.9
September 30, 2004	13.90	7.07	4.44	213.1	59.2
December 31, 2004	16.70	10.29	4.33	285.7	137.6

March 31, 2005	16.80	11.30	4.20	300.0	169.0
June 30, 2005	13.38	10.01	4.61	190.2	117.1
September 30, 2005	13.85	10.70	5.94	133.2	80.1
December 31, 2005	14.95	10.15	5.68	163.2	78.7

March 31, 2006	16.10	12.75	5.60	187.5	127.7
June 30, 2006	14.26	9.57	5.54	157.4	72.7
September 30, 2006	12.99	9.38	5.54	134.5	69.3

Historically, the shares of our Common Stock have traded at times at a discount and at other times at a premium to net asset value. Since 2003, our shares of Common Stock have traded at a premium to net asset value. The last reported price for our Common Stock on November 27, 2006 was $14.04 per share. As of November 24, 2006, we had approximately 131 shareholders of record.

BUSINESS

We are a venture capital company specializing in tiny technology. In 1995, we elected to be regulated as a business development company under the 1940 Act. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early-stage companies. Although our portfolio includes insignificant non-tiny technology investments made prior to 2001, we now make our initial investments exclusively in tiny technology companies. By making these investments, we seek to provide our shareholders with a specific focus on tiny technology through a portfolio of venture capital investments that address a variety of markets and products. We believe that we are the only publicly traded business development company making initial venture capital investments exclusively in tiny technology.

Nanotechnology, microsystems and microelectromechanical systems, (MEMS), are often referred to collectively as "tiny technology," or "small technology," by scientists and others in this field. Nanotechnology in particular is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in widespread commercial use. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Because it is a new field, tiny technology, and particularly nanotechnology, has significant scientific, engineering, regulatory and commercialization risks.

Tiny technology, particularly nanotechnology, is distinguished by its applicability to a wide range of industries. As a venture capital company, we make it possible, through the ownership of our shares, for our shareholders to participate in this emerging field at an earlier stage than would typically be possible for them. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate, as we believe it will likely become increasingly difficult to create new foundational intellectual property in nanotechnology.

As is usual in the venture capital industry, our venture capital investments are primarily in convertible preferred stock, which is usually the most senior security in a portfolio company’s equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of Common Stock (usually including the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature and, in many cases, a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash.

We have a long history of investing in venture capital and of business development. Our approach is traditional, including a patient examination of available early stage opportunities, thorough due diligence and close involvement with management. Unlike most private equity and venture capital funds, we will not be subject to any requirement to return capital to investors. Such requirements typically stipulate that these funds can only be invested once and, together with any capital gains on such investment, must be returned to investors, net of fees and carried interest in profits, after a pre-agreed time period. These provisions may cause private equity and venture capital funds to seek investments that are likely to be able to be sold relatively quickly or to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might. Because we typically invest as part of a syndicate of venture capital firms, their time horizons often determine ours, though we may provide seed capital before forming a syndicate with other investors, or maintain our investment in an investee company after it goes public, even after our co-investors sell or distribute their shares.

In addition, to the investor, we offer:

•	a portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•
a qualified team of professionals, including five full-time members of management, four of whom are designated as Managing Directors, Charles E. Harris, Douglas W. Jamison, Daniel V. Leff and Alexei A. Andreev, and a Vice President, Daniel B. Wolfe, to evaluate and monitor investments. Two of our directors are also consultants to us, Kelly S. Kirkpatrick and Lori D. Pressman. These seven professionals collectively have expertise in venture capital, intellectual property and tiny technology to evaluate and monitor investments;

•	the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

•	through the ownership of our publicly traded shares, a measure of liquidity not available in typical underlying venture capital portfolio investments.

While we intend to make initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing non-tiny technology portfolio companies. The balance of our funds is primarily invested in short-term U.S. government and agency securities. We are an internally managed investment company because our officers and employees, under the general supervision of our Board of Directors, control our operations. We have no investment adviser.

Subject to our compliance with business development company and tax code requirements, there are no limitations on the types of securities or other assets, foreign or domestic, in which we may invest. Investments may include the following:

•
equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers, whether in corporate, partnership or other form, including development stage or start-up entities;

•	debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and

•	to a limited extent, intellectual property, including patents, research and development in technology or product development that may lead to patents or other marketable technology.

Neither our investments nor an investment in our securities constitutes a balanced investment program. We have been and will continue to be risk seeking rather than risk averse in our investment approach. We reserve the fullest possible freedom of action regarding the types of investments we make and our relationship with our portfolio companies, subject to our certificate of incorporation, applicable law and regulations, and policy statements described herein. Our tiny technology investment policy is not a "fundamental policy" under the 1940 Act and, accordingly, may be changed without shareholder approval, although we will give shareholders at least 60 days prior written notice of any change.

Our business is subject to federal regulation under the 1940 Act, under which we have elected to operate as a business development company. As a business development company, we are subject to regulatory requirements, the most significant of which relate to our investments and borrowings. We are required to invest at least 70 percent of our assets in qualifying assets. We must also maintain a coverage ratio of assets to senior securities (such as debt and preferred stock) of at least 200 percent immediately after giving effect to the issuance of any senior securities. We are also required to offer managerial assistance to our portfolio companies, in addition to our investment. For tax purposes, we are a RIC under the Code.

We believe that increasing the size of our assets should lower our expenses as a proportion of average net assets because some of our costs, such as administration and public company expenses, are fixed and can be spread over a larger asset base and will decline as a percentage of assets as our assets increase. In addition, with more assets, we expect the average size of our investments to increase. Each due diligence investigation entails expenses whether or not we complete the transaction, and the cost of due diligence, negotiation and documentation of our investments does not vary proportionately with the size of the investment or intended investment.

Some expenses are expected to increase as new investments are made. We plan to add personnel to enable us to enlarge the scope of our activities and our expertise in tiny technology, and our hiring of new employees will increase with more assets under management. We also believe that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of our visibility and improve the trading liquidity of our shares on the Nasdaq Global Market. We may not realize any of these benefits.

Historical Investment Track Record

We incorporated under the laws of the State of New York in August 1981. In 1983, we invested in Otisville BioTech, Inc. Since our investment in Otisville in 1983 through September 30, 2006, we have made a total of 72 venture capital investments, including four private placement investments in securities of publicly traded companies (PIPES). We have sold 44 of these 72 investments, realizing total proceeds of $143,614,382 on our invested capital of $51,229,202. As measured from first dollar in to last dollar out, the average and median holding periods for these 44 investments were 3.63 years and 3.19 years, respectively. As measured by the 149 separate rounds of investment within these 44 investments, the average and median holding periods for the 149 separate rounds of investment were 2.84 years and 2.44 years, respectively. Eighteen of the 44 investments sold were profitable. The average holding period, as measured from first dollar in, of these 18 profitable investments was 3.88 years. Of these 18 profitable investments, seven were profitable sales after initial public offerings (IPOs), seven were profitable mergers and acquisitions transactions and four were profitable sales of PIPES. As measured from first dollar in, the average holding period for profitable exits after IPOs, mergers and acquisitions transactions and PIPES were 4.26 years, 3.70 years and 1.07 years, respectively.

Twenty-six of the 44 investments sold were unprofitable. Twenty-five of these investments were unprofitable non-IPO disposals, and we sold one investment, Princeton Video Image, Inc., that had had an IPO, at a loss. As measured from the first dollar in, the average holding period for the 25 unprofitable non-IPO exits was 3.34 years and the holding period for the unprofitable IPO exit was 6.63 years.

Below is a list of holding periods for our eight historical IPOs. As measured from first dollar in to IPO date, the average and median holding periods were 4.56 years and 3.88 years, respectively.

Historical IPOs	Holding Period to IPO (yrs)

Alliance Pharmaceutical Corporation	6.39
Ag Services of America, Inc.	1.39
Molten Metal Technology, Inc.	3.25
Nanophase Technologies Corporation	3.07
Princeton Video Image, Inc. (formerly Princeton Electronic Billboard)	6.63
SciQuest, Inc. (formerly BioSupplyNet)	3.09
Genomica Corporation	4.52
NeuroMetrix, Inc.	8.14
Mean	4.56
Median	3.88

At September 30, 2006, we valued the 28 venture capital investments remaining in our portfolio at $52,513,347, or 45.6 percent of our net assets, including net unrealized depreciation of $5,439,686. At September 30, 2006, from first dollar in, the average and median holding periods for these 28 venture capital investments were 3.06 years and 2.18 years, respectively. As measured by the 74 separate rounds of investment within these 28 investments, the average and median holding periods for the 74 separate rounds of investment were 2.43 years and 1.82 years, respectively.

In 1994, we invested in our first nanotechnology company, Nanophase Technologies Corporation. Recognizing the potential of tiny technology, we continued to monitor developments in the field, and since 2001 we have made tiny technology the exclusive focus of our initial investment activity. From August 2001 through September 2006, all 30 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology.

At September 30, 2006, from first dollar in, the average and median holding period of these 30 investments, which includes the dates from which we exited four investments, were 2.30 years and 1.96 years. We currently have 26 tiny technology companies in our portfolio. At September 30, 2006, from first dollar in, the average and median holding periods for these 26 venture capital investments were 2.64 years and 1.96 years, respectively.

Tiny Technology Companies in Our Portfolio as of 9-30-06	Holding Period (yrs)

BridgeLux, Inc. (formerly eLite Optoelectronics, Inc.)	1.36
Cambrios, Inc.	1.89
Chlorogen, Inc.	3.31
Crystal IS, Inc.	2.02
CSwitch, Inc.	2.35
Dwave Systems, Inc.	0.45
Evolved Nanomaterial Sciences, Inc.	0.72
Innovalight, Inc.	0.45
Kereos, Inc.	1.37
Kovio, Inc.	0.89
Mersana Therapeutics, Inc. (formerly Nanopharma Corporation)	4.63
Metabolon, Inc.	0.72
Molecular Imprints, Inc.	2.50
NanoGram Corporation	3.42
Nanomix, Inc.	1.78
NanoOpto Corporation	4.57
Nanosys, Inc.	3.48
Nantero, Inc.	5.15
NeoPhotonics Corporation 2004	2.82
Nextreme Thermal Solutions, Inc.	1.81
Polatis, Inc. (formerly Continuum Photonics, Inc.)	4.27
Questech Corporation (formerly Intaglio, Ltd.)	12.36
SiOnyx, Inc.	0.39
Solazyme, Inc.	1.85
Starfire Systems, Inc.	2.40
Zia Laser, Inc.	1.60
Mean	2.64
Median	1.96

Tiny Technology

Tiny technology refers to nanotechnology, microsystems and MEMS, a variety of enabling technologies with critical dimensions below 100 micrometers. In our view, tiny technology is neither an industry nor a single technology. Tiny technology manifests itself in tools, materials, systems and devices that address broad markets, including instrumentation, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, materials science, computer science and the engineering sciences.

Examples of tiny technology-enabled products currently on the market are quite diverse. They include sensors, accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces, fast-acting painkillers and pharmaceutical therapeutics.

The following is a summary of the products currently released or under development by our portfolio companies:

Tiny Technology Companies in Our Portfolio as of 9-30-06	Products Released / Available for Purchase	Products in Development

BridgeLux, Inc. (formerly eLite Optoelectronics, Inc.)	Blue and Green HB-LEDs	Additional colors and types of HB-LEDs

Cambrios, Inc.		Transparent conductors

Chlorogen, Inc.		Plant-made drugs and vaccines

Crystal IS, Inc.	Aluminum Nitride Substrates	High-performance UV Devices

CSwitch, Inc.		High-bandwidth Configurable Switches

D-Wave Systems, Inc.		High-speed analog / quantum computing

Evolved Nanomaterial Sciences, Inc.	Normal phase analytical column and solid phase extraction cartridges for chiral separations	Normal, reversed, and polar organic phase analytical, semi-preparative and preparative columns. Additional products for resolving and preparing chiral molecules

Innovalight, Inc.		Thin-film solar cells

Kereos, Inc.		Emulsion-based targeted therapeutics and molecular imaging agents

Kovio, Inc.		Semiconductor products using printed electronics

Mersana Therapeutics, Inc. (formerly Nanopharma Corporation)		Oncology-focused therapeutic products

Metabolon, Inc.	Metabolomics profiling services, Mselect and MProve Clinical	Biomarker discovery and diagnostic tools

Molecular Imprints, Inc.	Tools for nanoimprint lithography	Production scale tools for nanoimprint lithography

NanoGram Corporation	Tools and service business for discovery and production of nanoparticles	Application specific nanoparticles

Nanomix, Inc.	Carbon-nanotube based hydrogen sensors	Carbon-nanotube based sensors for breath analysis and biodetection

NanoOpto Corporation	Optical components such as high-extinction IR cut filters, polarizers, and optical isolators	Additional optical components

Tiny Technology Companies in Our Portfolio as of 9-30-06	Products Released / Available for Purchase	Products in Development

Nanosys, Inc.		Flexible electronic devices, non-volatile memory, consumables for life sciences and fuel cells

Nantero, Inc.		Carbon-nanotube based non-volatile memory

NeoPhotonics Corporation	Active and passive optical components for optical networking	Additional products for optical networking

Nextreme Thermal Solutions, Inc.		Thermoelectric devices for thermal management of integrated circuits and for power generation

Polatis, Inc. (formerly Continuum Photonics, Inc.)	Microelectromechanical-enabled optical switches	Additional optical switching products

Questech Corporation (formerly Intaglio, Ltd.)	Decorative tiles made of stone and microscale-metal materials

SiOnyx, Inc.		Optical detectors for detection and imaging of visible and infrared light

Solazyme, Inc.		Algae-produced products including neutraceuticals, industrial chemicals and energy

Starfire Systems, Inc.	Ceramic brake rotors and pads and silicon-carbide polymers	Ceramic-based parts for applications in electronics, aerospace and automotive industries

Zia Laser, Inc.		Quantum-dot based lasers for optical clocking

Within tiny technology, nanotechnology refers to devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance. Microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device, or device enabled by components, in a size range from 100 microns down to 0.1 micron may be considered "micro."

Nanotechnology

There are various definitions of nanotechnology. Regardless of the definition used, the technology being defined qualifies as tiny technology. A commonly used measure of nanotechnology includes all materials, devices and processes with critical dimensions below 100 nanometers. Nanotechnology is defined by the U.S. Government’s National Nanotechnology Initiative as research and technology development at the atomic, molecular or macromolecular levels, in the length scale of approximately 1 - 100 nanometer range, to provide a fundamental understanding of phenomena and materials at the nanoscale and to create and use structures, devices and systems that have novel properties and functions because of their small and/or intermediate size.

The nanoscale is the scale at which quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow heretofore unattainable material and device performance. Nanotechnology science and its implications are currently the subject of intense research and development efforts in governmental, academic and corporate sectors, in the United States and in other countries.

Government research funding and patenting activity, prerequisites to successful commercialization of nanotechnology, have been growing rapidly in recent years. Currently, researchers in the field are collaborating with entrepreneurs and venture capitalists to form companies around nanotechnology platforms. The first generation of nanotechnology products consists of instrumentation that permits visualization and manipulation of matter at the nanoscale, as well as passive nanostructures such as coatings, nanoparticles and polymers. Examples of commercial instrumentation include nanoimprint lithography equipment, new variations of the atomic force microscope and highly sensitive gene and protein detecting arrays. Examples of commercial nanostructures include cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces and fast-acting painkillers.

We believe that the next generation of nanotechnology products will likely consist of active nanostructures, including transistors, targeted drugs and chemicals, actuators and adaptive structures. Examples of products being developed include semiconductor nanowires that act as tiny transistors; functionalized, drug-delivering polymers that allow the release of therapeutics to be controlled by temperature, pH or a magnetic field at specified locations within the body; and engineered membrane structures for filtration.

We project that longer-term product opportunities may include integrated nanosystems involving heterogeneous nanocomponents and various assembling techniques. Patent applications explaining the science of these discoveries have recently been filed, and the first commercial entities formed to develop these technologies are emerging from universities, federal government labs and industrial research centers. Future product opportunities may include exponentially denser and faster electronic devices, with individual molecules acting as transistors; tissues and organs engineered from self-assembling polymers that form biomimetic structures; and new forms of computing developed by exploiting the superposition of quantum particles.

Microsystems

Microsystems are similar to MEMS, but without mechanical parts. Microsystems are microscale machines that sense information from the environment and provide a response to it. A microsystem often integrates mechanical, fluidic, optical and pneumatic components into a single system.

Examples of two established microsystem technologies include microarrays and lab-on-a-chip. Microarrays can identify thousands of genes simultaneously and usually perform one type of analysis multiple times. Lab-on-a-chip is a small chip containing microfluidic channels that quickly separate liquids and gases in order to permit microsensors to analyze the properties of the liquids and gases. The following are additional fields in which microsystems are currently being used:

•	Military/Aerospace — telemetry, communications, guidance systems, control circuitry and avionics.

•	Geophysical Exploration — seismic data acquisition and geophysical measurement equipment.

•	Medical Instrumentation — instrument motor controls and diagnostic devices.

•	Satellite Systems — power monitoring and control circuits.

•	Industrial Electronic Systems — measurement and diagnostics on rotating machinery.

•	Opto-Electronics — sub-miniature temperature controls and laser diode drivers for data transmission.

MEMS

MEMS often refers to three-dimensional devices with features between one and 100 microns that integrate electrical and mechanical structures. MEMS devices often contain a combination of sensors, actuators, mechanical structures and electronics that detect or respond to thermal, biological, chemical or optical information. To date, most commercial MEMS devices are batch fabricated out of silicon, using techniques based on standard semiconductor processes. Examples of devices incorporating MEMS technology include airbag release systems, smart pens for digital signatures, the Sony AIBO™ entertainment robot and Texas Instruments’ Digital Light Processing Cinema™ system.

Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology’s broad applicability potentially presents significant and diverse market opportunities. Our strategy is to invest in what we believe to be the best of these tiny technology companies in which we have the opportunity to invest, with emphasis on nanotechnology companies, assuming that we regard the terms of the investment to be acceptable.

GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

The following are brief descriptions of each portfolio company in which we are invested. The portfolio companies are presented in three categories: companies where we directly or indirectly own more than 25 percent of the outstanding voting securities of the portfolio company; companies where we directly or indirectly own five percent to 25 percent of the outstanding voting securities of the portfolio company or where we hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies where we directly or indirectly own less than five percent of the outstanding voting securities of the portfolio company and where we have no other affiliations. The value described below for each portfolio company is its fair value as determined by the Valuation Committee of our Board of Directors. Each portfolio company that we believe is not significantly involved in tiny technology is designated by an asterisk (*).

Controlled Affiliated Companies:

Evolved Nanomaterial Sciences, Inc. (ENS), located at 675 Massachusetts Avenue, Cambridge, Massachusetts 02139, is developing a number of nanotechnology-enabled approaches for the resolution of chiral molecules. As of September 30, 2006, we held 5,870,021 shares of Series A Convertible Preferred Stock (representing 52.10 percent of the total shares of Series A Convertible Preferred Stock Outstanding) of ENS. As of the date above, our Valuation Committee valued the Series A Convertible Preferred Stock held by us at $2,800,000. The Chief Executive Officer of the company is Robert Pucciariello. Douglas W. Jamison and Daniel B. Wolfe serve as Directors of the company.

SiOnyx, Inc., located at 25-K Olympia Avenue, Woburn, Massachusetts 01801, is developing silicon-based optoelectronic products enabled by its proprietary material, "Black Silicon." As of September 30, 2006, we held 233,499 shares of Series A Convertible Preferred Stock (representing 100 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 2,966,667 shares of Series A-1 Convertible Preferred Stock (representing 78.07 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of SiOnyx. As of the date above, our Valuation Committee valued the total amount of shares of SiOnyx held by us at $960,050. The Chief Executive Officer of the company is Stephen Saylor. Charles E. Harris and Daniel B. Wolfe serve as Directors of the company.

Non-Controlled Affiliated Companies:

BridgeLux, Inc., located at 1225 Bordeaux Drive, Sunnyvale, California 94089, is developing high-power indium gallium nitride light emitting diodes that are used in various solid state lighting, mobile appliance, signage, and automotive applications. As of September 30, 2006, we held 1,861,504 shares of Series B Convertible Preferred Stock (representing 11.70 percent of the total shares of Series B Convertible Preferred Stock outstanding) of BridgeLux. As of the above date, our Valuation Committee valued the Series B Convertible Preferred Stock of BridgeLux held by us at $1,000,000. The Chief Executive Officer of the company is Robert C. Walker. Daniel V. Leff serves as an observer to the Board of Directors of the company.

Cambrios Technology Corporation, located at 2450 Bayshore Parkway, Mountain View, California 94043, is developing methods of synthesizing nanomaterials and assembling them into useful structures for use in applications in electronics, solar energy and solid-state lighting. As of September 30, 2006, we held 1,294,025 shares of Series B Convertible Preferred Stock (representing 10.78 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Cambrios. As of the above date, our Valuation Committee valued the Series B Preferred Stock of Cambrios held by us at $1,294,025. The Chief Executive Officer of the company is Michael R. Knapp. Daniel V. Leff serves as an observer to the Board of Directors.

Chlorogen, Inc., located at 893 North Warson Road, St. Louis, Missouri 63141, is developing a chloroplast transformation technology for the production of plant-based proteins. As of September 30, 2006, we held 4,478,038 shares of Series A Convertible Preferred Stock (representing 13.57 percent of the total shares of Series A Convertible Preferred Stock outstanding), 2,077,930 shares of Series B Convertible Preferred Stock (representing 18.21% of the total shares of Series B Convertible Preferred Stock outstanding) and $110,719 in Convertible Bridge Notes (representing 14.76% of the total Convertible Bridge Notes outstanding) of Chlorogen. As of the above date, our Valuation Committee valued the total amount of securities of Chlorogen held by us at $1,260,781. The Chief Executive Officer of the company is David N. Duncan. Douglas W. Jamison serves as a Director and is on the Scientific Advisory Board of the company.

Crystal IS, Inc., located at 70 Cohotes Avenue, Green Island, New York 12189, is developing methods to produce large, single-crystal substrates of aluminum nitride (AlN) for use in the gallium nitride semiconductor industry. As of September 30, 2006, we held 391,571 shares of Series A Convertible Preferred Stock (representing 5.66 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 1,300,376 shares of Series A-1 Convertible Preferred Stock (representing 9.51 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of Crystal IS, as well as warrants to purchase 21,977 shares of Series A-1 Convertible Preferred Stock of the company at $0.78 per share. As of the date above, our Valuation Committee valued the total amount of shares of Crystal IS held by us at $1,319,719. The Chief Executive Officer of the company is Ding Day. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

CSwitch, Inc., located at 3101 Jay Street, Santa Clara, California 95054, is developing the next generation of low-power, efficient, and highly-integrated system-on-a-chip (SOC) solutions for a wide range of communications-based platforms. As of September 30, 2006, we held 6,700,000 shares of Series A-1 Convertible Preferred Stock (representing 9.60 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of CSwitch. As of the date above, our Valuation Committee valued the Series A Convertible Preferred Stock of CSwitch held by us at $3,350,000. The Chief Executive Officer of the company is Doug Laird. Daniel V. Leff serves as a Director of the company.

D-Wave Systems, Inc., located at 100-4401 Still Creek Drive, Burnaby, British Columbia, V5C 6G9, Canada, is developing high-performance quantum computing systems for commercial use in logistics, bioinformatics, life and physical sciences, quantitative finance and electronic design automation. As of September 30, 2006, we held 2,000,000 shares of Series B Convertible Preferred Stock (representing 13.55 percent of the total number of shares of Series B Convertible Preferred Stock outstanding) of the Company, as well as warrants to purchase 1,800,000 shares of Series B Convertible Preferred Stock at a price of $0.85 per share. As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock of D-Wave Systems held by us at $1,793,562. The Chief Executive Officer of the company is Herb Martin. Alexei A. Andreev serves as a Director of the company. D-Wave Systems, Inc. is not an eligible portfolio company under the 1940 Act, because it operates primarily outside the United States.

Innovalight, Inc., located at 3303 Octavius Drive, Santa Clara, California 95054, is developing renewable energy products based on silicon nanotechnology. As of September 30, 2006, we held 16,666,666 shares of Series B Convertible Preferred Stock (representing 33.33 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Innovalight. As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock held by us at $2,500,000. The Chief Executive Officer of the company is Conrad Burke. Daniel V. Leff serves as a Director of the company.

Kereos, Inc., located at 4041 Forest Park Ave., Saint Louis, Missouri 63108, is developing molecular imaging agents and targeted therapeutics for the detection and treatment of cancer and cardiovascular disease based on proprietary ligand-targeted emulsion technologies. As of September 30, 2006, we held 349,092 shares of Series B Convertible Preferred Stock (representing 7.34 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Kereos. As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock held by us at $960,000. The Chief Executive Officer of the company is Robert A. Beardsley. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Kovio, Inc., located at 1145 Sonora Court, Sunnyvale, California 94086, is developing semiconductor products using thin film technologies, printed electronics and nanoparticle inks. As of September 30, 2006, we held 2,500,000 shares of Series C Convertible Preferred Stock (representing 20.21 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Kovio. As of the date above, our Valuation Committee valued the Series C Convertible Preferred Stock held by us at $3,000,000. The Chief Executive Officer of the company is Amir Mashkooni. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Mersana Therapeutics, Inc., located at 840 Memorial Drive, Cambridge, Massachusetts 02139, is a pharmaceutical company founded to develop advanced drug delivery systems based on proprietary molecular constructs and "biological stealth" materials.  As of September 30, 2006, we held 68,452 shares of Series A Convertible Preferred Stock (representing 87.5 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 616,500 shares of Series B Convertible Preferred Stock (representing 11.12% of the total shares of Series B Convertible Preferred Stock outstanding) of Mersana, as well as warrants to purchase 91,625 shares of Series B Convertible Preferred Stock of the company at a price of $2.00 per share.  As of the date above, our Valuation Committee valued the total securities of Mersana held by us at $1,369,904.  The Chief Executive Officer of the company is Julie A. Olson.  Charles E. Harris serves as a Director of the company.

Metabolon, Inc., located at 800 Capitola Drive, Durham, North Carolina 27713, is using a proprietary technology platform in metabolomics to map changes in metabolic pathways for the identification of biomarkers and the early diagnosis of disease states. As of September 30, 2006, we held 2,173,913 shares of Series B Convertible Preferred Stock (representing 31.25 percent of the total shares of Series B Preferred Stock outstanding) of Metabolon. As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock held by us at $2,500,000. The Chief Executive Officer of the company is John Ryals. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

NanoGram Corporation, located at 165 Topaz Street, Milpitas, California 95035, is developing a broad suite of intellectual property for use in fields including, nanomaterials-based films, discovery of new nanomaterials compositions, and rapid synthesis of nanopowders and films. As of September 30, 2006 we held 63,210 shares of Series I Convertible Preferred Stock (representing 1.99 percent of the total shares of Series I Convertible Preferred Stock outstanding), 1,250,904 shares of Series II Convertible Preferred Stock (representing 12.47 percent of the total shares of Series II Convertible Preferred Stock outstanding) and 1,242,144 shares of Series III Convertible Preferred Stock (representing 6.74% of the total shares of Series III Convertible Preferred Stock outstanding) of NanoGram. As of the date above, our Valuation Committee valued the total amount of shares of NanoGram held by us at $2,598,693. The Chief Executive Officer of the company is Kieran F. Drain. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Nanomix, Inc., located at 5980 Horton Street, Emeryville, California 94608, is developing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures. As of September 30, 2006, we held 9,779,181 shares of Series C Convertible Preferred Stock (representing 15.63 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Nanomix. As of the above date, our Valuation Committee valued the total amount of shares of Nanomix held by us at $2,500,000. The Chief Executive Officer of the company is David L. Macdonald. Daniel V. Leff serves as a Director of the Company.

NanoOpto Corporation, located at 1600 Cottontail Lane, Somerset, New Jersey 08873, is developing and manufacturing discrete, integrated optical communications sub-components on a chip by utilizing nano-manufacturing technology. As of September 30, 2006, we held 267,857 shares of Series A-1 Convertible Preferred Stock (representing 10.39 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding), 3,819,935 shares of Series B Convertible Preferred Stock (representing 14.81 percent of the total shares of Series B Convertible Preferred Stock outstanding), 1,932,789 shares of Series C Convertible Preferred Stock (representing 5.80 percent of the total Series C Convertible Preferred Stock outstanding) and 1,397,218 shares of Series D Convertible Preferred Stock (representing 8.19% of the total Series shares of Series D Convertible Preferred Stock outstanding) of NanoOpto, as well as warrants to purchase 193,279 shares of Series C Convertible Preferred Stock of the company at a price of $0.4359 per share. As of the above date, our Valuation Committee valued the total amount of shares of NanoOpto held by us at $2,418,204. The Chief Executive Officer of the company is Barry J. Weinbaum. Douglas W. Jamison serves as a Director of the company.

Nextreme Thermal Solutions, Inc., located at 3040 Cornwallis Road, Research Triangle Park, North Carolina, 27709, is developing next-generation thermoelectrics based on its unique, thin-film technology for applications that require extreme thermal management solutions. As of September 30, 2006, we held 1,000,000 shares of Series A Convertible Preferred Stock (representing 12.38 percent of the total shares of Series A Convertible Preferred Stock outstanding) of Nextreme. As of the above date, our Valuation Committee valued the Series A Convertible Preferred Stock of Nextreme held by us at $1,000,000. The Chief Executive Officer of the company is Jesko von Windheim. Douglas W. Jamison serves as a Director of the Company.

Questech Corporation, located at 92 Park Street, Rutland, Vermont 05701, manufactures and sells tile and trim products, based on its proprietary technology, with revenue generated from stock products. We originally invested in Questech on May 26, 1994. We did not invest in Questech as a tiny technology company, but Questech’s proprietary technology is dependent on tiny technology, micro-scale processes. Thus, Questech may be regarded as a tiny technology holding. As of September 30, 2006, we held 655,454 shares of Common Stock (representing 8.18 percent of the total shares of Common Stock outstanding) of Questech, as well as warrants to purchase 13,750 shares of Common Stock of the company at $1.50 per share. As of the date above, our Valuation Committee valued the Common Stock of Questech held by us at $985,147. The Chief Executive Officer of the company is Barry J. Culkin.

Solazyme, Inc., located at 3475-T Edison Way, Menlo Park, California 94025, is harnessing the power of the sun through the directed evolution of selected photosynthetic microbes to provide efficient bioproduction solutions to the energy, pharmaceutical, chemical and nutraceutical industries. As of September 30, 2006, we held 988,204 shares of Series A Convertible Preferred Stock (representing 12.76 percent of the total shares of outstanding of Series A Convertible Preferred Stock) of Solazyme. As of the date above, our Valuation Committee valued the Series A Convertible Preferred Shares of Solazyme held by us at $385,400. The Chief Executive Officer of the company is Harrison F. Dillon. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Starfire Systems, Inc., located at 10 Hermes Road, Malta, New York 12020, offers a family of patented silicon carbide forming polymers for the manufacture of advanced ceramic materials applications. As of September 30, 2006, we held 375,000 shares of Common Stock (representing 5.93 percent of the total shares of Common Stock outstanding) and 600,000 shares of Series A-1 Convertible Preferred Stock (representing 12.87 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of Starfire. As of the above date, our Valuation Committee valued the total amount of shares of Starfire held by us at $750,000. The Chief Executive Officer of the company is Richard M. Saburro. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Zia Laser, Inc., located at 801 University Boulevard SE, Albuquerque, New Mexico 87106, is developing quantum dot-based semiconductor laser technology for application in microprocessors. As of September 30, 2006, we held 1,500,000 shares of Series C Convertible Preferred Shares (representing 18.75 percent of the total shares of Series C Convertible Preferred Shares outstanding) of Zia Laser. As of the above date, our Valuation Committee valued the Series C Convertible Preferred Shares of Zia Laser held by us at $0. Daniel V. Leff serves as an observer to the Board of Directors of the company.

Unaffiliated Companies:

*Alpha Simplex Group, LLC, located at One Cambridge Center, 9th Floor, Cambridge, Massachusetts 02139, is an investment advisory firm. The company conducts a quantitative-based hedge-fund operation. Alpha was founded by Dr. Andrew W. Lo, the Harris & Harris Group Professor at the MIT Sloan School. As of September 30, 2006, we held 50,000 Limited Partnership Units (representing 0.5 percent of the total Limited Partnership Units outstanding) of Alpha. As of the date above, our Valuation Committee valued the units of Alpha Simplex held by us at $4,058. The Managing Member of the company is Dr. Andrew W. Lo. Charles E. Harris serves as an advisor to the company.

*Exponential Business Development Company, located at 460 Oakridge Common, South Salem, New York 10590, is a venture capital partnership that invests in early stage manufacturing, software development and communication technology industries in the Albany area. As of September 30, 2006, we held one Limited Partnership Unit (representing 0.87 percent of the total Limited Partnership Units outstanding) of the company. As of the date above, our Valuation Committee valued the Limited Partnership Unit held by us at $0. The manager of the portfolio of the company is Jeff Rubin, President of NewTek Capital, Inc.

Molecular Imprints, Inc., located at 1807-C West Braker Lane, Austin, Texas 78758, is developing lithography systems and technology for manufacturing applications in the areas of nanodevices, microstructures, advanced packaging, bio devices, optical components and semiconductor devices. As of September 30, 2006, we held 1,333,333 shares of Series B Convertible Preferred Stock (representing 6.55 percent of the total shares of Series B Preferred Stock outstanding) and 1,250,000 shares of Series C Convertible Preferred Stock (representing 14.75 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Molecular Imprints, as well as warrants to purchase 125,000 shares of Series C Convertible Preferred Stock of the company at a price of $2.00 per share. As of the date above, our Valuation Committee valued the total amount of shares of Molecular Imprints held by us at $4,500,000. The Chief Executive Officer of the company is Mark Melliar-Smith. Daniel V. Leff serves as an observer to the Board of Directors of the company.

Nanosys, Inc., located at 2625 Hanover Street, Palo Alto, California 94304, is a company with broad-based intellectual property that is initially commercializing applications in macroelectronics, memory, and fuel cells. These applications incorporate zero and one-dimensional, nanometer-scale materials, such as nanowires and nanodots (quantum dots), as their principal active elements. As of September 30, 2006, we held 803,428 shares of Series C Convertible Preferred Stock (representing 4.00 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 1,016,950 shares of Series D Convertible Preferred Stock (representing 6.28 percent of the total shares of Series D Preferred Stock outstanding) of Nanosys. As of the date above, our Valuation Committee valued the total amount of shares of Nanosys held by us at $5,370,116. The Chief Executive Officer of the company is Calvin Chow.

Nantero, Inc., located at 25-D Olympia Avenue, Woburn, Massachusetts 01801, is developing non-volatile random access memory based on carbon nanotubes. As of September 30, 2006, we held 345,070 shares of Series A Convertible Preferred Stock (representing 8.17 percent of the total shares of Series A Preferred Stock outstanding), 207,051 shares of Series B Convertible Preferred Stock (representing 3.08 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 188,315 shares of Series C Convertible Preferred Stock (representing 3.75 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Nantero. As of the date above, our Valuation Committee valued the total amount of shares of Nantero held by us at $2,246,409. The Chief Executive Officer of the company is Greg Schmergel.

NeoPhotonics Corporation, located at 2911 Zanker Road, San Jose, California 95134, is developing functional optical component arrays to offer integrated optical "systems on a chip" to component vendors. As of September 30, 2006, we held 716,195 shares of Common Stock (representing 1.66 percent of the total shares of Common Stock outstanding), 1,831,256 shares of Series 1 Convertible Preferred Stock (representing 4.05 percent of the total Series 1 Convertible Preferred Stock), 741,898 shares of Series 2 Convertible Preferred Stock (representing 3.46 percent of the total shares of Series 2 Convertible Preferred Stock outstanding) and 2,750,000 shares of Series 3 Convertible Preferred Stock (representing 3.38 percent of the total shares of Series 3 Convertible Preferred Stock outstanding) of NeoPhotonics, as well as warrants to purchase 30,427 shares of Common Stock. As of the date above, our Valuation Committee valued the total amount of shares of NeoPhotonics held by us at $5,456,599. The Chief Executive Officer of the company is Timothy S. Jenks. Daniel V. Leff serves as an observer to the Board of Directors of the company.

Polatis, Inc., located at 5 Fortune Drive, Billerica, Massachusetts 01821, is developing a family of MEMS switches for optical network applications, based on Polatis’s proprietary piezoelectric ceramic substrates. As of September 30, 2006, we held 16,775 shares of the Series A-1 Convertible Preferred Stock (representing 6.17 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding), 71,611 shares of Series A-2 Convertible Preferred Stock (representing 4.65 percent of the total Series A-2 Convertible Preferred Stock outstanding) and 4,774 shares of Series A-4 Convertible Preferred Stock (representing 4.65 percent of the total shares of Series A-4 Convertible Preferred Stock outstanding) of Polatis. As of the date above, our Valuation Committee valued the total amount of shares of Polatis held by us at $190,680. The Chief Executive Officer of the company is David Lewis. Lori D. Pressman serves as an observer to the Board of Directors of the company.

Although Alpha Simplex, BridgeLux, Crystal IS, Evolved Nanomaterial Sciences, Metabolon, Molecular Imprints, NanoGram, Nanomix, NanoOpto, NeoPhotonics, Polatis, Questech and Starfire Systems are all generating revenues ranging from nominal to significant from commercial sales of products and/or services, they are all still relatively early-stage companies with the attendant risks. Additionally, with the exceptions of Alpha Simplex, BridgeLux, Exponential, Molecular Imprints, Neophotonics and Questech, we consider all of the foregoing portfolio companies to be development-stage companies. This term is used to describe a company that devotes substantially all of its efforts to establishing a new business, and either has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them. Any of the private companies may require additional funding that may not be obtainable at all or on the terms of their most recent fundings, which would result in partial or complete write-downs in the value of our investment. In general, private equity is difficult to obtain, especially in the current capital markets environment. Each company is dependent upon a single or small number of customers and/or key operating personnel. All of the foregoing companies rely heavily upon the technology associated with their respective business or, in the case of Exponential, with the companies in which it invests. Therefore, each company places great importance on its relevant patents, trademarks, licenses, algorithms, trade secrets, franchises or concessions. Lastly, each company is particularly vulnerable to general economic, private equity and capital markets conditions and to changes in government regulation, interest rates or technology.

As a participant in the venture capital business, we invest primarily in private companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.

DETERMINATION OF NET ASSET VALUE

Our investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;

•	Investments in intellectual property or patents or research and development in technology or product development;

•	Long-term fixed-income securities;

•	Short-term fixed-income investments; and

•	All other investments.

The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

Our Valuation Committee, comprised of three or more independent Board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the Board of Directors.

Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become marketable.

Our valuation policy with respect to the five broad investment categories is as follows:

Equity-Related Securities

Equity-related securities are valued using one or more of the following basic methods of valuation:

Cost. The cost method is based on our original cost. This method is generally used in the early stages of a company’s development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method. Some examples of these events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company’s Common Stock; and (5) significant positive or negative changes in a company’s business.

Analytical Method. The analytical method is generally used to value an investment position when there is no established public or private market in the company’s securities or when the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company’s securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws.

Private Market. The private market method uses actual, executed, historical transactions in a company’s securities by responsible third parties as a basis for valuation. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

Public Market. The public market method is used when there is an established public market for the class of the company’s securities held by us or into which our securities are convertible. We discount market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation. Market value for securities traded on securities exchanges or on the Nasdaq Global Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day. This method is the preferred method of valuation when there is an established public market for a company’s securities, as that market provides the most objective basis for valuation.

Investments in Intellectual Property or Patents or Research and Development in Technology or Product Development

These investments are carried at fair value using the following basic methods of valuation:

Cost. The cost method is based on our original cost. This method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

Analytical Method. The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.

Private Market. The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

As of September 30, 2006, we do not have any investments in intellectual property or patents or research and development in technologies or products.

Long-Term Fixed-Income Securities

Fixed-income securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available. Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

•	Fixed-income securities are valued by independent pricing services that provide market quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

•	Other fixed-income securities that are not readily marketable are valued at fair value by our Valuation Committee.

Short-Term Fixed-Income Investments

Short-term fixed-income investments are valued at market value at the time of valuation. We value short-term debt with remaining maturity of 60 days or less at amortized cost.

All Other Investments

All other investments are reported at fair value as determined in good faith by the Valuation Committee. As of September 30, 2006, we do not have any of these investments.

The reported values of securities for which market quotations are not readily available and for other assets reflect the Valuation Committee’s judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if we had to sell the securities in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

Determinations of Net Asset Value in Connection with Offerings

In connection with each offering of shares of our Common Stock, our Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC;

•
our Management’s assessment of whether any material change in the net asset value of our Common Stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our Common Stock; and

•
the magnitude of the difference between the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC and our Management’s assessment of any material change in the net asset value of our Common Stock since the date of the most recently disclosed net asset value of our Common Stock, and the offering price of the shares of our Common Stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in our registration statements) to suspend the offering of shares of our Common stock if the net asset value of our Common Stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our Common Stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our Common Stock to ensure that such undertaking has not been triggered.

INVESTMENT POLICIES

Investments and Strategies

The following is a summary description of the types of assets in which we may invest, the investment strategies we may utilize and the attendant risks associated with our investments and strategies. For a full description of our investments and strategies, please refer to our Annual Report on Form 10-K.

Equity, Equity-Related Securities and Debt with Equity Features

We may invest in equity, equity-related securities and debt with equity features. These securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, options or other rights to acquire any of the foregoing.

We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These investments would involve businesses that management believes have turn around potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

We may also invest in publicly traded securities of whatever nature, including relatively small, emerging growth companies that management believes have long-term growth possibilities. Pursuant to a rule adopted by the SEC, our investments in U.S. non-financial public companies whose securities are not listed on a securities exchange will generally be treated as qualifying assets for purposes of maintaining our business development company status if we acquire such investments in private placements or secondary market transactions.

Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date. Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or option. When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

Our investments in equity securities usually involve securities of private companies that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act of 1933 or pursuant to a specific exemption from these registrations. Opportunities for sale are more limited than in the case of marketable securities, although these investments may be purchased at more advantageous prices and may offer attractive investment opportunities. Even if one of our portfolio companies completes an initial public offering, we are typically subject to a lock-up agreement, and the stock price may decline substantially before we are free to sell. Even if we have registration rights to make our investments more marketable, a considerable amount of time may elapse between a decision to sell or register the securities for sale and the time when we are able to sell the securities. The prices obtainable upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time.

Venture Capital Investments

We expect to invest in development stage or start-up businesses. Substantially all of our long-term investments are in thinly capitalized, unproven, small companies focused on risky technologies. These businesses also tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable and some will never realize their potential.

We may own 100 percent of the securities of a start-up investment for a period of time and may control the company for a substantial period. Start-up companies are more vulnerable than better capitalized companies to adverse business or economic developments. Start-up businesses generally have limited product lines, service niches, markets and/or financial resources. Start-up companies are not well-known to the investing public and are subject to potential bankruptcy, general movements in markets and perceptions of potential growth.

In connection with our venture capital investments, we may participate in providing a variety of services to our portfolio companies, including the following:

•	recruiting management;

•	formulating operating strategies;

•	formulating intellectual property strategies;

•	assisting in financial planning;

•	providing management in the initial start-up stages; and

•	establishing corporate goals.

We may assist in raising additional capital for these companies from other potential investors and may subordinate our own investment to that of other investors. We may also find it necessary or appropriate to provide additional capital of our own. We may introduce these companies to potential joint venture partners, suppliers and customers. In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions. We do not derive income from these companies for the performance of any of the above services.

We may control, be represented on or have observer rights on the Board of Directors of a portfolio company by one or more of our officers or directors, who may also serve as officers of the portfolio company. We indemnify our officers and directors for serving on the Boards of Directors or as officers of portfolio companies, which exposes us to additional risks. Particularly during the early stages of an investment, we may in effect be involved in the conduct of the operations of the portfolio company. As a venture company emerges from the developmental stage with greater management depth and experience, we expect that our role in the portfolio company’s operations will diminish. Our goal is to assist each company in establishing its own independent capitalization, management and Board of Directors. We expect to be able to reduce our interest in those start-up companies which become successful.

Debt Obligations

We may hold debt securities for income and as a reserve pending more speculative investments. Debt obligations may include U.S. government and agency securities, commercial paper, bankers’ acceptances, receivables or other asset-based financing, notes, bonds, debentures, or other debt obligations of any nature and repurchase agreements related to these securities. These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development stage entities. In addition, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations.

It is likely that our investments in debt obligations will be of varying quality, including non-rated, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as "junk bonds," are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities. Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value. Any economic downturn could adversely affect the ability of issuers’ lower-rated securities to repay principal and pay interest thereon. The market values of lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss owing to default by these issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. We may incur additional expenses to the extent that we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings.

The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased. When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if the securities are protected against early call. Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline. Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

Foreign Securities

We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in foreign currency. In order to maintain our status as a business development company, our investments in the stocks of companies organized outside the U.S. would be limited to 30 percent of our assets, because we must invest at least 70 percent of our assets in "qualifying assets" and foreign companies are not "qualifying assets."

Compared to otherwise comparable investments in securities of U.S. issuers, currency exchange risk of securities of foreign issuers is a significant variable. The value of these investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer. Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation, currency exchange freezes and local recession. Securities of many foreign issuers are less liquid and more volatile than those of comparable U.S. issuers. Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us. We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

Intellectual Property

We believe there is a role for organizations that can assist in technology transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions.

Our form of investment may be:

•	funding research and development in the development of a technology;

•	obtaining licensing rights to intellectual property or patents;

•	acquiring intellectual property or patents; or

•	forming and funding companies or joint ventures to further commercialize intellectual property.

Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income, or some other form of remuneration. Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment as well as additional risks including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development stage or start-up company as discussed under "Venture Capital Investments" above.

Other Strategies

In pursuit of our investment strategy, we may employ one or more of the following strategies in order to enhance investment results.

Borrowing and Margin Transactions

We may from time to time borrow money or obtain credit by any lawful means from banks, lending institutions, other entities or individuals, in negotiated transactions. We may issue, publicly or privately, bonds, debentures or notes, in series or otherwise, with interest rates and other terms and provisions, including conversion rights, on a secured or unsecured basis, for any purpose, up to the maximum amounts and percentages permitted for closed-end investment companies under the 1940 Act. The 1940 Act currently prohibits us from borrowing any money or issuing any other senior securities (other than preferred stock and other than temporary borrowings of up to five percent of our assets), if in giving effect to the borrowing or issuance, the value of our total assets would be less than 200 percent of our total liabilities (other than liabilities not constituting senior securities). We may pledge assets to secure any borrowings. We currently have no leverage and have no current intention to issue preferred stock.

A primary purpose of our borrowing power is for leverage, to increase our ability to acquire investments both by acquiring larger positions and by acquiring more positions. Borrowings for leverage accentuate any increase or decrease in the market value of our investments and thus our net asset value. Since any decline in the net asset value of our investments will be borne first by holders of Common Stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Stock than if we were not leveraged. Any decrease would likely be reflected in a decline in the market price of the Common Stock. To the extent the income derived from assets acquired with borrowed funds exceeds the interest and other expenses associated with borrowing, our total income will be greater than if borrowings were not used. Conversely, if the income from assets is not sufficient to cover the borrowing costs, our total income will be less than if borrowings were not used. If our current income is not sufficient to meet our borrowing costs (repayment of principal and interest), we might have to liquidate our investments when it may be disadvantageous to do so. Our borrowings for the purpose of buying most liquid equity securities will be subject to the margin rules, which require excess liquid collateral marked to market daily. If we are unable to post sufficient collateral, we would be required to sell securities to remain in compliance with the margin rules. These sales might be at disadvantageous times or prices.

Repurchase of Shares

Our shareholders do not have the right to compel us to redeem our shares. We may, however, purchase outstanding shares of our Common Stock from time to time, subject to approval of our Board of Directors and compliance with applicable corporate and securities laws. The Board of Directors may authorize purchases from time to time when they are deemed to be in the best interests of our shareholders, but could do so only after notification to shareholders. The Board of Directors may or may not decide to undertake any purchases of our Common Stock.

Our repurchases of our common shares would decrease our total assets and would therefore likely have the effect of increasing our expense ratio. Subject to our investment restrictions, we may borrow money to finance the repurchase of our Common Stock in the open market pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce our net assets. If, because of market fluctuations or other reasons, the value of our assets falls below the required 1940 Act coverage requirements, we may have to reduce our borrowed debt to the extent necessary to comply with the requirement. To achieve a reduction, it is possible that we may be required to sell portfolio securities at inopportune times when it may be disadvantageous to do so. Since 1998, we have repurchased a total of 1,828,740 shares of our Common Stock at a total cost of $3,405,531, or $1.86 per share. Because we intend to continue investing in tiny technology, our Board of Directors does not currently intend to authorize the purchase of additional shares of our Common Stock.

Portfolio Company Turnover

Changes with respect to portfolio companies will be made as our management considers necessary in seeking to achieve our investment objective. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist which are considered by management to make portfolio changes advisable.

Although we expect that many of our investments will be relatively long term in nature, we may make changes in our particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. We may also make general portfolio changes to increase our cash to position us in a defensive posture. We may make portfolio changes without regard to the length of time we have held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which we may have only recently sold.

The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.

MANAGEMENT OF THE COMPANY

Board of Directors and Certain Executive Officers

Set forth below are the names, ages, positions and principal occupations during the past five years of our directors and executive officers. We have no advisory board. Our business address and that of our officers and directors is 111 West 57th Street, Suite 1100, New York, New York 10019.

Executive Officers

Messrs. Harris, Jamison, Leff and Andreev are Managing Directors and are primarily responsible for the day to day management of our portfolio. They have served in this capacity since 1984, 2002, 2004 and 2005, respectively.

Charles E. Harris. Mr. Harris, 63, currently serves as our Chairman, Chief Executive Officer and as a Managing Director. He has served as our Chief Executive Officer since July 1984 and as a Managing Director since January 2004. He has been a member of our Board of Directors and served as Chairman of the Board since April 1984. He also served as our Chief Compliance Officer from February 1997 to February 2001. He is Chairman of the Board, Chief Executive Officer and a Director of Harris & Harris Enterprises, a wholly owned subsidiary of the Company. His wife serves as our Corporate Secretary. He is a Director of Mersana Therapeutics, Inc., and of SiOnyx, Inc., privately held nanotechnology-enabled companies in which we have investments. He was a member of the Advisory Panel for the Congressional Office of Technology Assessment. Prior to joining us, he was Chairman of Wood, Struthers and Winthrop Management Corporation, the investment advisory subsidiary of Donaldson, Lufkin and Jenrette. He is currently a member of the New York Society of Security Analysts. He was, until 2004, a Trustee and head of the Audit Committee of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the biological sciences, and he currently serves as Co-Chairman of its President’s Council. He also serves as a Trustee and head of the Audit Committee of the Nidus Center, a life sciences business incubator in St. Louis, Missouri. He is a life-sustaining fellow of MIT and a shareholder of its Entrepreneurship Center. He is an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as a beneficial owner of more than five percent of our Common Stock, as a control person and as one of our officers. He was graduated from Princeton University (A.B.) and the Columbia University Graduate School of Business (M.B.A.).

Douglas W. Jamison. Mr. Jamison, 36, has served as President, Chief Financial Officer and Chief Operating Officer since January 1, 2005, Treasurer since March 2005 and as a Managing Director since January 2004 and Vice President from September 2002 through December 2004. Since January 2005, he is President and a Director of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of the Company. Upon Mr. Harris' mandatory retirement, the Board of Directors has named Mr. Jamison, effective January 1, 2009, to succeed Mr. Harris in Mr. Harris's positions of Chairman and Chief Executive Officer. He is a director of Chlorogen, Inc., Evolved Nanomaterial Sciences, Inc., NanoOpto Corporation and Nextreme Thermal Solutions, Inc., privately held nanotechnology-enabled companies in which we have an investment. He is Co-Editor-in-Chief of "Nanotechnology Law & Business." He is Co-Chair of the Advisory Board, Converging Technology Bar Association, a member of the University of Pennsylvania Nano-Bio Interface Ethics Advisory Board and a member of the Advisory Board, Massachusetts Technology Collaborative Nanotechnology Venture Forum. His professional societies include the Association of University Technology Managers, for which he serves on its Survey Statistics and Metrics Committee. Prior to joining us, from 1997 to 2002, he worked as a senior technology manager at the University of Utah Technology Transfer Office, where he managed intellectual property in physics, chemistry and the engineering sciences. He was graduated from Dartmouth College (B.A.) and the University of Utah (M.S.).

Daniel V. Leff, Ph.D. Mr. Leff, 38, has served as an Executive Vice President and a Managing Director since January 2004. Prior to joining us, he was a Senior Associate with Sevin Rosen Funds in the firm’s Dallas, Texas, office, where he focused on early-stage investment opportunities in semiconductors, components, and various emerging technology areas from 2001 to 2003. Previously he worked for Redpoint Ventures in the firm’s Los Angeles office from 2000 to 2001. In addition, he previously held engineering, marketing and strategic investment positions with Intel Corporation from 1997 to 2000. He is a Director of Nanomix, Inc., CSwitch, Inc., and Innovalight, Inc., privately-held nanotechnology-enabled companies in which we have an investment. He received his Ph.D. degree in Physical Chemistry from UCLA’s Department of Chemistry and Biochemistry, where his thesis advisor was Professor James R. Heath, recipient of the 2000 Feynman Prize in Nanotechnology. He also received a B.S. in Chemistry from the University of California, Berkeley and an M.B.A. from The Anderson School at UCLA, where he was an Anderson Venture Fellow. He has published several articles in peer-reviewed scientific journals and has been awarded two patents in the field of Nanotechnology. He is also a member of the business advisory board of the NanoBusiness Alliance.

Alexei A. Andreev, Ph.D. Mr. Andreev, 34, joined us in March 2005, as an Executive Vice President and as a Managing Director. From 2002 to March 2005, he was an Associate with Draper Fisher Jurvetson, a venture capital firm. In 2001, he was a Summer Associate with TLcom Capital Partners, a London-based venture capital fund backed by Morgan Stanley. From 1997 to 2000, he was employed by Renaissance Capital Group/Sputnik Funds, a venture capital fund in Moscow, Russia. Previously, he was a researcher at the Centre of Nanotechnology, Isan, in Troitsk, Russia. He is a Director of D-Wave Systems, Inc., a privately-held nanotechnology-enabled company in which we have an investment. He is a director of the American Business Association of Russian Expatriates. He was graduated with a B.S. with honors in Engineering/Material Sciences and a Ph.D. in Solid State Physics from Moscow Steel and Alloys Institute and with an M.B.A. from the Stanford Graduate School of Business.

Daniel B. Wolfe, Ph.D. Mr. Wolfe, 29, has served as a Vice President since July 2004. He has served as Senior Associate since January 2006. He is a Director of Evolved Nanomaterial Sciences, Inc., and SiOnyx, Inc., privately-held nanotechnology-enabled companies in which we have an investment. Prior to joining us, he served as a consultant to Nanosys, Inc. (from 2002 to 2004), CW Group (from 2001 to 2004) and Bioscale, Inc. (from January 2004 to June 2004). From February 2000 to January 2002, he was the Co-founder and President of Scientific Venture Assessments, Inc., a provider of scientific analysis of prospective investments for venture capital placements and of scientific expertise to high-technology companies. Mr. Wolfe was graduated from Rice University (B.A., Chemistry), where his honors included the Zevi and Bertha Salsburg Memorial Award in Chemistry and the Presidential Honor Roll, and from Harvard University (A.M. and Ph.D., Chemistry), where he had an NSF Predoctoral Fellowship.

Sandra Matrick Forman, Esq. Ms. Forman, 40, has served as General Counsel, Chief Compliance Officer and Director of Human Resources since August 2004. Prior to joining us, she was an Associate at Skadden, Arps, Slate, Meagher & Flom LLP, in the Investment Management Group, from 2001 to 2004. From May to August 2000, she was a Summer Associate with Latham & Watkins LLP in its London office. Ms. Forman served as an intern from August to December 2000 in the office of the General Counsel, United States Department of Defense, Office of the Secretary of Defense. From June to August 1999, she served as an intern for the Honorable Ronald S. Lew, United States Federal District Court, Central District of California. She was graduated from New York University (B.A.), where her honors included National Journalism Honor Society, and from the University of California Los Angeles (J.D.), where her honors included Order of the Coif and membership on the Law Review. She is currently a member of the working group for the National Venture Capital Association model documents.

Patricia N. Egan. Ms. Egan, 32, has served as Chief Accounting Officer, Vice President and Senior Controller since June 2005. She served as Assistant Secretary from June 2005 to December 2005 and since August 2006. She also serves as Chief Accounting Officer, Treasurer and Secretary of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of the Company. Prior to joining us, she served as a Manager at PricewaterhouseCoopers LLP in its financial services group from 1996 to 2005. Ms. Egan was graduated from Georgetown University (B.S., Accounting), where her honors included the Othmar F. Winkler Award for Excellence in Community Service. She is a Certified Public Accountant.

Mary P. Brady. Ms. Brady, 45, has served as a Vice President, Controller and Assistant Secretary from December 2005. Prior to joining us, she served as a senior accountant at Clarendon Insurance Company in its program accounting group from 2003 through 2005. She served from 2000 to 2003 as a senior associate at PricewaterhouseCoopers LLP in its financial services group. Ms. Brady was graduated Summa Cum Laude from Lehman College (B.S., Accounting). She is a Certified Public Accountant.

Susan T. Harris. Ms. Harris, 61, has served as our Secretary since July 2001. She was employed by Harris & Harris Enterprises, Inc., our wholly owned subsidiary, from July 1999 to July 2003, working primarily in financial public relations. From July 2001 to July 2003, she served as Secretary and Treasurer of Harris & Harris Enterprises, Inc. She has been an investor relations consultant since 1972, operating as a sole proprietor prior to 1999, and again from July 2003 to the present. She was graduated from Wellesley College (B.A., Economics). Ms. Harris’s husband serves as the Chairman, Chief Executive Officer and a Managing Director of the Company.

Board of Directors

Our Board of Directors supervises our management. The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and the oversight of our financing arrangements.

Interested Directors:

Charles E. Harris. See biography under "Executive Officers."

Kelly S. Kirkpatrick, Ph.D. Ms. Kirkpatrick, 39, has served as a member of our Board of Directors since March 2002. She has served as a consultant to us on nanotechnology and in our due diligence work on certain prospective investments. She is an independent business consultant assessing and advising on early stage, technology start-ups for venture capital companies. From 2000 to 2002, she served in the Office of the Executive Vice Provost of Columbia University as Director of the Columbia University Nanotechnology Initiative and as Director for Research and Technology Initiatives. From 1998 to 2000, she served in the White House Office of Science and Technology Policy as a Senior Policy Analyst involved in the National Nanotechnology Initiative. From 1997 to 1998, she was a Science Policy Coordinator for Sandia National Laboratories. From 1995 to 1996, she served in the office of Senator Joseph Lieberman as Legislative Assistant, Congressional Science and Engineering Fellow. She was graduated from University of Richmond (B.S., Chemistry with a business option) and Northwestern University (Ph.D., Materials Science and Engineering). She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

 Lori D. Pressman. Ms. Pressman, 48, has served as a member of our Board of Directors since March 2002. She has served as a consultant to us on tiny technology, intellectual property and in our due diligence work on certain prospective investments. She has also acted as an observer for us at Board meetings of certain portfolio companies in the Boston area. She is a business consultant providing advisory services to start-ups and venture capital companies. She also consults internationally on technology transfer practices and metrics for non-profit and government organizations. From 1999 to 2001, she was Chair of the Survey Statistics and Metrics Committee of the Association of University Technology Managers. From September 1989 to July 2000, she was employed by MIT in its Technology Licensing Office. She served as a Technology Licensing Officer from 1989 to 1995 and as Assistant Director of the Technology Licensing Office from 1996 to 2000. She was graduated from the Massachusetts Institute of Technology (S.B., Physics) and the Columbia School of Engineering (MSEE). She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

Independent Directors:

W. Dillaway Ayres, Jr. Mr. Ayres, age 55, has served as a member of our Board of Directors since November 2006. He has served as the Chief Operating Officer of Cold Spring Harbor Laboratory, a research and educational institution in the biological sciences, since November of 2000. Prior to joining Cold Spring Harbor Laboratory in 1998, Mr. Ayres had a 20-year business career during which he worked as corporate executive, investment banker and entrepreneur. In 1996, he co-founded Business & Trade Network, Inc., a business-to-business, venture capital-backed Internet company. Prior to that he worked for five years as a Managing Director of Veronis, Suhler & Associates, a boutique investment banking firm in New York specializing in the media/communications industry. At Veronis, Suhler, he focused on investing the firm’s private equity fund. He was graduated from Princeton University in 1973 with an A.B. degree in English and from Columbia University Graduate School of Business in 1975 with an M.B.A. in Finance.

C. Wayne Bardin. Dr. Bardin, 72, has served as a member of our Board of Directors since December 1994. Since 1996, he has served as the President of Bardin LLC, a consulting firm to pharmaceutical companies. From 1998 to 2003, he served as President of Thyreos Corp., a privately held, start-up pharmaceutical company. From 1978 through 1996, he was Vice President of The Population Council. His professional appointments have included: Professor of Medicine, Chief of the Division of Endocrinology, The Milton S. Hershey Medical Center of Pennsylvania State University and Senior Investigator, Endocrinology Branch, National Cancer Institute. He has also served as a consultant to several pharmaceutical companies. He has been appointed to the editorial boards of 15 journals. He has also served on national and international committees and boards for the National Institutes of Health, World Health Organization, The Ford Foundation and numerous scientific societies. He was graduated from Rice University (B.A.), Baylor University (M.S., M.D.) and he received a Doctor Honoris Causa from the University of Caen, the University of Paris and the University of Helsinki.

Phillip A. Bauman. Dr. Bauman, 51, has served as a member of our Board of Directors since February 1998. He has been Senior Attending in Orthopedic Surgery at St. Luke’s/Roosevelt Hospital Center in Manhattan since 1999 and has served as an elected member of the Executive Committee of the Medical Board since 2000. He has been on the Board of Managers for the Hudson Crossing Surgery Center since 2005. He has been Assistant Professor of Orthopedic Surgery at Columbia University since 1997 and a Vice President of Orthopedic Associates of New York since 1994. He was elected a fellow of the American Academy of Orthopaedic Surgeons in 1991. He is an active member of the American Orthopaedic Society for Sports Medicine, the New York State Society of Orthopaedic Surgeons and the American Medical Association. He was graduated from Harvard College (B.A.), Harvard University (M.S., biology) and the College of Physicians and Surgeons at Columbia University (M.D).

G. Morgan Browne. Mr. Browne, 71, has served as a member of our Board of Directors since June 1992. He is President since 2004 and a Trustee since 2000 of Planting Fields Foundation, a historic estate arboretum. From 2001 to 2003, he served as Chief Financial Officer of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the biological sciences. From 1985 to 2000, he was the Administrative Director of Cold Spring Harbor Laboratory. In prior years, he was active in the management of numerous scientifically based companies as an officer, as an individual consultant and as an associate of Laurent Oppenheim Associates, Industrial Management Consultants. He is a Director of OSI Pharmaceuticals, Inc., a publicly-held company principally engaged in drug discovery based on gene transcription. He is also a Director of Evinu Corporation, a start-up company developing nutraceuticals. He was a founding director of the New York Biotechnology Association and a founding Director of the Long Island Research Institute. He was graduated from Yale University.

Dugald A. Fletcher. Mr. Fletcher, 77, was appointed Lead Independent Director on November 2, 2006. He has served as a member of our Board of Directors since 1996. He has served as President of Fletcher & Company, Inc., a management consulting firm since 1984. Until the end of 1997, he was Chairman of Binnings Building Products Company, Inc. His previous business appointments include: adviser to Gabelli/Rosenthal LP, a leveraged buyout fund; Chairman of Keller Industries, building and consumer products; Senior Vice President of Booz-Allen & Hamilton; President of Booz-Allen Acquisition Services; Executive Vice President and a Director of Paine Webber, Inc.; and President of Baker, Weeks and Co., Inc., a New York Stock Exchange member firm. He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli Convertible and Income Securities Fund, Inc. He was graduated from Harvard College and Harvard Business School (M.B.A.).

Mark A. Parsells. Mr. Parsells, 46, has served as a member of our Board of Directors since November 2003. Since February 2004, he is the Chairman, President and Chief Executive Officer of Montpelier Ventures, a management consulting firm. From 2001 to 2003, he was the Chairman, President, Chief Executive Officer and a Director of Fusura LLC, an AIG company that is an Internet-based, direct-to-consumer auto insurance business. From 2000 to 2001, he was President and Chief Operating Officer of Citibank Online. Previously, he worked in executive positions for Bank One and American Express and acted as Special Assistant to U.S. Senator John Heinz. He is a Director of Winterthur (a former DuPont family estate) Business Associates, a board that oversees corporate giving and events for corporations. He is an alumnus of The General Manager Program at Harvard Business School. He was graduated from Emory University (B.A.), Cornell University (M.B.A.) and Vlerick Leuven Gent Business School (M.B.A.).

Charles E. Ramsey. Mr. Ramsey, 63, has served as a member of our Board of Directors since October 2002. He has been a consultant since 1997. He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital. He works on construction projects in Nicaragua as a member of the Nicaraguan Initiative Committee for the Presbyterian Churches of the Hudson River and as Chairman of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua. He was graduated from Wittenberg University (B.A.).

James E. Roberts. Mr. Roberts, 60, has served as a member of our Board of Directors since 1995. Since January 2006, he has been President of AequiCap Insurance Company. Mr. Roberts is also a senior officer of various other AequiCap affiliated entities. From November 2002 to October 2005, he was Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company and Senior Vice President of Alea North American Insurance Company. From October 1999 to November 2002, he was Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota Specialty Insurance Company, and Recor Insurance Company Inc., all members of the Trenwick Group, Ltd. From October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company and from March 2000 to November 2002 as the Company's Chairman and CEO. He was graduated from Cornell University (A.B.).

Committees of the Board of Directors

Our Board of Directors maintains six standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Valuation Committee and an Independent Directors Committee. All of the members of each committee other than Mr. Harris (who sits on the Executive Committee) are non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the SEC or our charter or bylaws. The Executive Committee did not meet as a separate committee and did not act by unanimous written consent in 2005. The members of the Executive Committee are Messrs. Harris (Chairman), Browne, Parsells, Ramsey and Dr. Bardin.

The Audit Committee operates pursuant to a charter that sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting and retaining our independent registered public accounting firm, reviewing with the independent registered public accounting firm the planning, scope and results of their audit and our financial statements and the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and receiving our audit reports and financial statements. The Audit Committee met five times and did not act by unanimous written consent in 2005. The members of the Audit Committee are Messrs. Fletcher (Chairman), Roberts, Browne and Ayres, all of whom are considered independent under the rules promulgated by the Nasdaq Global Market.

The Compensation Committee operates pursuant to a written charter and determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers. The Compensation Committee met two times and acted by unanimous written consent six times in 2005. The members of the Compensation Committee are Messrs. Roberts (Chairman), Fletcher, Ramsey and Dr. Bauman.

The Nominating Committee acts pursuant to a written charter as an advisory committee to the Board by identifying individuals qualified to serve on the Board as directors and on committees of the Board, and recommending nominees to stand for election as directors at the next annual meeting of shareholders. The Nominating Committee met one time in 2005 and acted by unanimous written consent one time in 2005. The members of the Nominating Committee are Dr. Bardin (Chairman) and Messrs. Ayres, Parsells and Dr. Bauman.

The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

•  The name of the shareholder and evidence of the person's ownership of shares of the Company, including the number of shares owned and the length of time of ownership;

•  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Company and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board and consent to serve if elected; and

•   If requested by the Nominating Committee, a completed and signed director's questionnaire.

The shareholder recommendation and information described above must be sent to the Company's Corporate Secretary, c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

The Valuation Committee reviews and approves the valuation of our assets, from time to time, as prescribed by the 1940 Act, pursuant to Valuation Procedures established by our Board of Directors. The Valuation Committee met five times in 2005. The members of the Valuation Committee are Messrs. Browne (Chairman), Ayres, Fletcher, Parsells, Ramsey, Roberts and Drs. Bardin and Bauman.

The Independent Directors Committee has the responsibility of proposing corporate governance and long-term planning matters to the Board of Directors and making the required determinations pursuant to the 1940 Act. The Independent Directors Committee met three times in 2005. The members of the Independent Directors Committee are Messrs. Fletcher (Chairman), Ayres, Browne, Parsells, Ramsey, Roberts, and Drs. Bardin and Bauman.

On November 2, 2006, the Board of Directors appointed an Ad Hoc Pricing Committee. The Pricing Committee is responsible for approving the price of any offering of our shares of stock, approving the number of shares being offered in such offering, providing final approval of the underwriting agreement and handling any other details as are necessary to effect any transactions pursuant to this registration statement. The members of the Pricing Committee are Messrs, Harris (Chairman), Parsells, Browne, Dr. Bardin and Ms. Pressman.

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors:
Charles E. Harris	Over $100,000
Kelly S. Kirkpatrick(4)	$50,001 - $100,000
Lori D. Pressman(4)	$50,001 - $100,000

Independent Directors:
Dr. C. Wayne Bardin	Over $100,000
Dr. Phillip A. Bauman	Over $100,000
G. Morgan Browne	Over $100,000
Dugald A. Fletcher	Over $100,000
Mark A. Parsells	$10,001 - $50,000
Charles E. Ramsey	Over $100,000
James E. Roberts	Over $100,000

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

(2) The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

(3) The dollar ranges are based on the price of the equity securities as of December 31, 2005.

(4) Denotes an individual who may be considered an "interested person" because of consulting work performed for us.

Principal Shareholders and Ownership by Directors and Executive Officers

Set forth below is information as of September 30, 2006, with respect to the beneficial ownership of our Common Stock by (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, (ii) each of our directors and executive directors and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. Except for holdings by directors and executive officers, the information in the table below is from publicly available information that may be as of dates earlier than September 30, 2006. At this time, we are unaware of any shareholder owning 5 percent or more of the outstanding shares of Common Stock other than the ones noted below. Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Shares Owned

Independent Directors:
Dr. C. Wayne Bardin	26,112	(1)	*
Dr. Phillip A. Bauman	26,153	(2)	*
G. Morgan Browne	33,902		*
Dugald A. Fletcher	18,824		*
Mark A. Parsells	3,909(3)		*
Charles E. Ramsey	31,018		*
James E. Roberts	20,426		*

* Less than 1%.

(1)	Includes 5,441 shares owned by Bardin LLC for the Bardin LLC Profit-Sharing Keogh.

(2)
Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman’s wife; 100 shares owned by Adelaide Polk-Bauman, Dr. Bauman’s daughter; 100 shares owned by Milbry Polk-Bauman, Dr. Bauman’s daughter; and 100 shares owned by Mary Polk-Bauman, Dr. Bauman’s daughter. Ms. Milbry C. Polk is the custodian for the accounts of the three children.

(3)	All shares are owned jointly with Mr. Parsells' wife.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Shares Owned

Interested Directors:
Charles E. and Susan T. Harris	1,050,893	(4)	5.1
Kelly S. Kirkpatrick	6,035		*
Lori D. Pressman	6,532		*

Executive Officers:
Alexei A. Andreev	0		*
Mary P. Brady	0		*
Patricia N. Egan	0		*
Sandra M. Forman	520	(5)	*
Douglas W. Jamison	645		*
Daniel V. Leff	300		*
Daniel B. Wolfe	0		*

All directors and executive officers as a group (18 persons)	1,225,269		5.9

5% Shareholders:
Essex Investment Management Company LLC 125 High Street, 29th Floor
Boston, MA 02110	1,201,209	(6)	5.8

* Less than 1%.

(4) Includes 1,039,559 shares owned by Mrs. Harris, our Corporate Secretary, and 11,334 shares owned by Mr. Harris.

(5) Includes 250 shares owned by Edward Forman, Ms. Forman’s husband and 270 shares owned jointly with Edward Forman.

(6) Pursuant to Form 13-F dated November 13, 2006, filed on November 14, 2006.

Remuneration of Directors

The following table sets forth the compensation paid by us for the fiscal year ended December 31, 2005, to our directors and others. During the fiscal year ended December 31, 2005, we did not pay or accrue any pension or retirement benefits.

Name of Director	Aggregate Compensation ($)	Total Compensation Paid to Directors ($)
Independent Directors:
Dr. C. Wayne Bardin	28,500	28,500
Dr. Phillip A. Bauman	31,500	31,500
G. Morgan Browne(1)	40,941	40,941
Dugald A. Fletcher	40,500	40,500
Mark A. Parsells(2)	37,463	37,463
Charles E. Ramsey	28,500	28,500
James E. Roberts	39,000	39,000

Interested Directors:
Charles E. Harris(3)	0	0
Kelly S. Kirkpatrick(4)	29,278	29,278
Lori D. Pressman(5)	93,854	93,854

(1)	Includes $441 for reimbursement for travel expenses to attend Board meetings.

(2)	Includes $1,463 for reimbursement for travel expenses to attend Board meetings.

(3)	Mr. Harris is an "interested person" as defined in the 1940 Act.

(4)
Includes $2,278 for reimbursement for travel expenses to attend Board meetings and $0 for consulting services. Ms. Kirkpatrick may be considered an "interested person" because of consulting work performed for us.

(5)
Includes $2,192 for reimbursement for travel expenses to attend Board meetings and $66,162 for consulting services. Ms. Pressman may be considered an "interested person" because of consulting work performed for us.

In 2007, the directors who are not officers will receive $1,500 for each meeting of the Board of Directors and $1,500 for each committee meeting they attend, and a monthly retainer of $750. Each non-employee committee Chairman will receive an additional monthly retainer of $250. The Lead Independent Director will receive an additional monthly retainer of $500. We also reimburse our directors for travel, lodging and related expenses they incur in attending Board and Committee meetings. The total compensation and reimbursement for expenses paid or payable to all directors in 2006 is approximately $345,000.

The Board of Directors has adopted a policy that 50 percent of all director fees must be used to purchase our Common Stock. In 2005, the directors bought 9,985 shares in the open market pursuant to this policy.

Remuneration of Chief Executive Officer and Other Executive Officers

The following table sets forth a summary for each of the last three years ended December 31 of the cash and non-cash compensation paid to our five highest paid executive officers.

	Annual Compensation
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation	All Other Compensation	Aggregate Compensation
		($)		($)(1)	($)(2)	($)(3)	($)
Charles E. Harris	2005	235,609		1,107,088	76,145	261,889	1,680,731
Chairman of the Board,	2004	229,778		0	42,193	245,778	517,749
Chief Executive Officer(4)(5)	2003	224,567		0	43,006	318,296	585,869

Douglas W. Jamison	2005	250,000		165,308	0	14,000	429,308
President, Chief Operating	2004	153,183		0	0	13,000	166,183
Officer & Chief Financial Officer, Former Vice President	2003	137,182		0	0	12,000	149,182

Daniel V. Leff	2005	250,000		153,514	0	14,000	417,514
Executive Vice President	2004	228,667		0		13,000	241,667

Alexei A. Andreev Executive Vice President	2005	187,500	(6)	106,770	0	11,520	305,790

Sandra M. Forman, Esq.	2005	175,000		62,685	0	14,000	251,685
General Counsel & Chief Compliance Officer	2004	66,667	(7)	16,500	0	7,587	90,754

(1)
These amounts represent the actual amounts earned as a result of realized gains during the year ended December 31, 2005, and paid out in 2006, under the Harris & Harris Group Employee Profit-Sharing Plan. You may find more information on our Employee Profit-Sharing Plan under Incentive Compensation Plans. The amount shown for Mr. Andreev includes a $35,000 signing bonus. For 2004, the amount shown for Ms. Forman represents a signing bonus.

(2)
Other than Mr. Harris, amounts of "Other Annual Compensation" earned by the named executive officers for the periods presented did not meet the threshold reporting requirements. The amounts reported for Mr. Harris represent benefits including personal use of an automobile and garage, membership in a private club, membership in a health club and use of a trainer, medical care reimbursement, consultation with a financial planner, long-term disability insurance, group term-life insurance and long-term care insurance for him and his wife.

(3)
Except for Mr. Harris, amounts reported represent our contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan. Mr. Harris’s "All Other Compensation" consists of: $18,000 401(k) Plan employer contribution, $235,609 for his 2005 SERP contribution and $8,280 for a term-life insurance premium paid. In 2005, Mr. Harris received a $125,000 distribution from his SERP account.

(4)	Mr. Harris has an employment agreement with us.

(5)
In 2005 and 2004, Mr. Harris's wife received compensation of $19,000 and $17,000, respectively, for serving as our Secretary. Additionally, she was employed by a subsidiary in 2003 and earned salary and all other compensation of $9,522.

(6)	Commenced employment March 31, 2005.

(7)	Commenced employment August 1, 2004.

Compensation and Share Ownership of our Managing Directors

Messrs. Harris, Jamison, Leff and Andreev are Managing Directors and are primarily responsible for the day-to-day management of our portfolio. They have served in this capacity since 1984, 2002, 2004 and 2005, respectively, although the title "Managing Director" was first utilized by our Company in 2004.

On October 14, 2004, Mr. Harris, who is also our Chairman and Chief Executive Officer, signed an Amended and Restated Employment Agreement with us (disclosed on Form 8-K filed on October 15, 2004) (the "Employment Agreement"). Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary, with automatic yearly adjustments to reflect inflation, which amounted to $235,609 for 2005. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. For 2006, the Compensation Committee increased Mr. Harris's base salary to $300,000. Mr. Harris is also entitled to participate in all compensation or employee benefit plans or programs, and (thereby increasing his SERP benefit as described below) to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, we will furnish Mr. Harris with certain perquisites which include a company car, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice.

The Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; provides Mr. Harris and his spouse with long-term care insurance; and with disability insurance in the amount of 100 percent of his base salary. These benefits are for the term of the Employment Agreement.

The Employment Agreement provides for us to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris, as described below, and severance pay in the event of termination without cause or by constructive discharge. It also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

Messrs. Jamison, Leff and Andreev each receive a fixed base salary as determined by our Compensation Committee, participate in the Equity Incentive Plan (as described below) and receive all benefits, perquisites, and emoluments for which salaried employees are eligible.

The following table sets forth the dollar range of equity securities beneficially owned by each Managing Director as of December 31, 2005.

Name of Managing Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Charles E. Harris	Over $1,000,000
Douglas W. Jamison	$1-$10,000
Daniel V. Leff	$1-$10,000
Alexei A. Andreev	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 and over $1,000,000.

(3)	The dollar ranges are based on the price of the equity securities as of December 31, 2005.

Compensation Plans

Incentive Compensation Plans

Equity Incentive Plan

On March 23, 2006, the Board of Directors of our Company voted to terminate the Employee Profit-Sharing Plan and establish the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan"), subject to shareholder approval. This proposal was approved at the May 4, 2006, Annual Meeting of Shareholders. The Stock Plan provides for the grant of equity-based awards of restricted stock and stock options to our directors, officers, employees, advisors and consultants who are selected by our Compensation Committee for participation in the plan and subject to compliance with the 1940 Act.

On July 11, 2006, we filed an application with the SEC regarding certain provisions of the Stock Plan. In the event that the SEC provides the exemptive relief requested by the application and any additional stockholder approval required by the SEC is obtained, the Compensation Committee may, in the future, authorize awards under the Stock Plan to certain of our former officers and to non-employee directors of our Company, authorize grants of restricted stock and adjust the exercise price of options to reflect taxes paid for deemed dividends.

A maximum of 20 percent of our total shares of our common stock issued and outstanding, calculated on a fully diluted basis, are available for awards under the Stock Plan. Under the Stock Plan, no more than 25 percent of the shares of stock reserved for the grant of the awards under the Stock Plan may be restricted stock awards at any time during the term of the Stock Plan. If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded. If we do not receive exemptive relief from the SEC to issue restricted stock, all shares granted under the Stock Plan may be subject to stock options.

If we do receive such exemptive relief and issue 25 percent of the shares of stock reserved for grant under the Stock Plan as restricted stock, no more than 75 percent of the shares granted under the Stock Plan may be subject to stock options. No more than 1,000,000 shares of our common stock may be made subject to awards under the Stock Plan to any individual in any year.

On June 26, 2006, the Compensation Committee of our Board of Directors approved individual stock option awards for certain of our officers and employees. Both non-qualified stock options ("NQSOs") and incentive stock options ("ISOs") were awarded under the Stock Plan. The terms and conditions of the stock options granted were determined by the Compensation Committee and set forth in award agreements between us and each award recipient. A total of 3,958,283 stock options were granted with vesting periods ranging from six months to nine years, with an exercise price of $10.11. Upon exercise, the shares will be issued from our previously authorized shares.

We account for the Stock Plan in accordance with the provisions of SFAS No. 123(R), "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. The increase to our operating expenses was offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, we do not record the tax benefits associated with the expensing of stock options because we intend to qualify as a RIC under Subchapter M of the Code and as such, we cannot use all of its existing operating expenses for tax purposes.

We have established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our Common Stock over a period of time. This policy was established in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock (such as shares of our common stock they acquired upon exercise of stock options).

Our Board of Directors has also established a retained stock ownership policy for our officers and directors. Pursuant to the policy, executive officers are expected to own 25% of the net shares (after taxes) from options in a year up to $75,000, and retain 50% of the net shares (after taxes) above $75,000 until they reach the following share ownership levels:

Ownership Level

CEO	$6,000,000
Managing Directors	$1,500,000
Other Deal Team Members (including General Counsel)	$1,000,000
Other Officers	1 X Base Salary

After reaching the above ownership levels, executive officers are expected to own 25% of the net shares (after taxes) from options in a year. The policy aligns the interests of our officers and directors with the interests of shareholders and further promotes our commitment to sound corporate governance.

Profit-Sharing Plan

Prior to the adoption of the Stock Plan, we operated the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "2002 Plan"). Effective May 4, 2006, the 2002 Plan was terminated.

The 2002 Plan (and its predecessor) provided for profit sharing by our officers and employees equal to 20 percent of our "qualifying income" for that plan year.

As soon as practicable following the year-end, the Compensation Committee determined whether, and if so how much, qualifying income existed for a plan year. Ninety percent of the amount determined by the Compensation Committee was then paid out to Plan participants pursuant to the distribution percentages set forth in the 2002 Plan. The remaining 10 percent was paid out after we filed our federal tax return for that plan year.

Each quarter, we performed a calculation to determine the accrual for profit-sharing. We calculated 20 percent of qualifying income (i.e., realized income) pursuant to the terms of the 2002 Plan and estimated the amount of additional qualifying income, if any, that would result from selling all the portfolio investments that were valued above cost (i.e., that were in an unrealized appreciation position). Although the accrual would fluctuate as a result of changes in qualifying income and changes in unrealized appreciation, payments were made only to the extent that qualifying income existed. At September 30, 2006, and December 31, 2005, we accrued $262,331 and $2,107,858, respectively, for profit sharing as a result of net realized gains. On March 1, 2006, the Company paid $1,897,072 to plan participants (employees and former employees), which represented approximately 90 percent of the total estimated profit-sharing payment for 2005. The balance of $262,331 is expected to be paid in the fourth quarter of 2006, subject to the finalization of our tax returns.

Underthe 2002 Plan, awards previously granted to four individuals who were participants at that time (Charles Harris, Mel Melsheimer, Helene Shavin and Jacqueline Matthews, herein referred to as the "grandfathered participants") were reduced by 10 percent with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25 percent with respect to "Tiny Technology Investments" (as defined in the 2002 Plan), and these reduced awards became permanent. We refer to these reduced awards as "grandfathered participations." Grandfathered participations cover only investments made prior to the time the 2002 Plan was adopted and do not affect awards related to any investments made after that date. The amount by which the awards of the grandfathered participants were reduced were allocable and reallocable each year by the Compensation Committee among current and new participants as awards under the 2002 Plan. The grandfathered participations were to be honored by us whether or not the grandfathered participant was still employed by us or was still alive (in the event of death, the grandfathered participations was to be paid to the grandfathered participant’s estate), unless the grandfathered participant was dismissed for cause, in which case all future awards, including the grandfathered participations, would have been immediately cancelled and forfeited. With regard to new investments and follow-on investments made after January 1, 2003, both current and new participants were required to be employed by us at the end of a plan year in order to participate in profit-sharing on our investments with respect to that year.

Notwithstanding any provisions of the 2002 Plan, in no event was the aggregate amount of all awards payable for any Plan Year during which we remain a "business development company" within the meaning of the 1940 Act be greater than 20 percent of our "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed that amount, the 2002 Plan required that the awards be reduced on a pro rata basis.

The 2002 Plan could be modified, amended or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, the grandfathered participations could not be further modified or amended. Nothing in the 2002 Plan precluded the Compensation Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan).

At December 31, 2005, under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee were: Charles E. Harris, 8.43 percent; Douglas W. Jamison, 4.06 percent; Daniel V. Leff, 3.77 percent; Sandra M. Forman, 1.62 percent; Daniel B. Wolfe, 1.62 percent; and Jacqueline M. Matthews, 0.50 percent, which together equal 20 percent.

The grandfathered participations are set forth below:

	Grandfathered Participations
Name of Officer/Employee	Non-Tiny Technology (%)	Tiny Technology (%)
Charles E. Harris	12.41100	10.34250
Mel P. Melsheimer	3.80970	3.17475
Helene B. Shavin	1.37160	1.14300
Jacqueline M. Matthews	0.40770	0.33975
TOTAL	18.00000	15.00000

Accordingly, an additional two percent of qualifying income with respect to grandfathered Non-Tiny Technology Investments, five percent of qualifying income with respect to grandfathered Tiny Technology Investments and the full 20 percent of qualifying income with respect to non-grandfathered investments was available for allocation and reallocation from year to year.

At December 31, 2005, Douglas W. Jamison, Daniel V. Leff, Sandra M. Forman and Daniel B. Wolfe were allocated 0.7329229 percent, 0.6807388 percent, 0.2931692 percent and 0.2931692 percent, respectively, of the Non-Tiny Technology Grandfathered Participations and 1.8323072 percent, 1.701847 percent, 0.7329229 percent and 0.7329229 percent, respectively, of the Tiny Technology Grandfathered Participations.

Subject to receiving exemptive relief from the SEC, the Company may permit certain former officers of the Company to be participants of the Stock Plan. Alternatively, the SEC may provide relief which would permit us to pay out the remainder, if any, of the former officers' grandfathered participations under the terminated 2002 Plan.

SERP for Chief Executive Officer

Mr. Harris’s Employment Agreement provides for us to adopt a supplemental executive retirement plan (the "SERP") for his benefit. Under the SERP, we cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month to a special account maintained for this purpose on our books for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such mutual funds or U.S. government securities as determined by Mr. Harris. The SERP Account is credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris's benefit under the SERP will equal the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable). Mr. Harris will determine the form and timing of the distribution of the balance in the SERP Account; provided, however, in the event of the termination of his employment, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. We have established a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP, which amounted to $1,730,434 at December 31. 2005. The restricted funds for the SERP Plan total $1,730,434 at December 31, 2005. Mr. Harris's rights to benefits pursuant to this SERP are no greater than those of a general creditor of us.

401(k) Plan

As of January 1, 1989, we adopted an employee benefits program covering substantially all of our employees under a 401(k) Plan and Trust Agreement. As of January 1, 1999, we adopted the Harris & Harris Pension Plan and Trust, a money purchase plan which would allow us to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminates the need for us to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. For the year ended December 31, 2006, the Compensation Committee approved a 100 percent match totaling $155,000 which is expected to be paid in the first quarter of 2007.

Retirement Healthcare Benefit Plan

On June 30, 1994, we adopted a plan to provide medical and dental insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us. On February 10, 1997, we amended this plan to include employees who "have seven full years of service and have attained 58 years of age." On November 3, 2005, we amended this plan to reverse the 1997 amendment for future retirees and to remove dependents other than spouses from the plan. The coverage is secondary to any government or subsequent employer provided health insurance plans. The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation. As of December 31, 2005 and 2004, we had a liability of $685,600 and $613,447, respectively, for the plan; there are no plan assets. On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Act, which goes into effect January 1, 2006, provides a 28 percent subsidy for post-65 prescription drug benefits. Our reserve assumes our plan is actuarially equivalent under the Act and reflects a decrease in the accumulated postretirement benefit obligation of $34,000 and a decrease in the aggregated service and interest cost of $7,000 at the adoption date of December 31, 2004, reflecting the prescription drug subsidy.

Executive Mandatory Retirement Benefit Plan

On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish the Executive Mandatory Retirement Benefit Plan for individuals who are employed by us in a bona fide executive or high policy making position. There are currently three such individuals, Charles E. Harris, the Chairman and Chief Executive Officer, Douglas W. Jamison, the President, Chief Operating Officer and Chief Financial Officer and Mel P. Melsheimer, the former President, Chief Operating Officer and Chief Financial Officer. Under this plan, mandatory retirement will take place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine to postpone the mandatory retirement date for that individual for one additional year for our benefit.

Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Mr. Harris and Mr. Melsheimer under our existing 401(k) plan do not equal this threshold. A plan was established to provide the difference between the benefit required under the age discrimination laws and that provided under our existing plans. At December 31, 2005, and 2004, we had accrued $281,656 and $267,426, respectively, for benefits under this plan. At December 31, 2005, $231,109 was accrued for Mr. Melsheimer and $50,547 was accrued for Mr. Harris. Currently, there is no accrual for Mr. Jamison. This benefit will be unfunded, and the expense as it relates to Mr. Melsheimer and Mr. Harris is being amortized over the fiscal periods through the years ended December 31, 2004, and 2008, respectively. On December 31, 2004, Mr. Melsheimer retired pursuant to the Executive Mandatory Retirement Benefit Plan. His annual benefit under the plan is $22,915.

Other Information

We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

Our custodian, J.P. Morgan Chase Bank, 345 Park Avenue, New York, New York 10154-1002, holds our securities in safekeeping.

Our transfer and dividend-paying agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

BROKERAGE

In 2005, we paid $48,732 in brokerage commissions for the sale of our shares in NeuroMetrix, Inc. We did not effect any transactions in portfolio securities in 2003 or 2004 except for the purchase and sale of treasury securities, for which we do not pay any brokerage commissions. Brokers are selected on the basis of our best judgment as to which brokers are most likely to be in contact with likely buyers of the thinly traded securities of our portfolio companies. We will also consider the competitiveness of such broker’s commission rates. We might pay a premium for a broker’s knowledge of the potential buyers.

DIVIDENDS AND DISTRIBUTIONS

As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90 percent of our investment company taxable income for that taxable year is distributed to our shareholders. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.

To the extent that we retain any net capital gain, we may pay deemed capital gain dividends to shareholders. If we do pay a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit equal to your proportionate share of the tax paid by us. When we declare a deemed dividend, our dividend-paying agent will send you an IRS Form 2439 which will reflect receipt of the deemed dividend income and the tax credit. This tax credit, which we pay at the applicable corporate rate, is normally at a higher rate than the rate payable by individual shareholders on the deemed dividend income. The excess credit can be used by the shareholder to offset other taxes due in that year or to generate a tax refund to the shareholder. In addition, each shareholder’s tax basis in his shares of Common Stock is increased by the excess of the capital gain on which we paid taxes over the amount of taxes we paid. See "Taxation."

In December 2005, we declared a deemed dividend on net taxable realized long-term capital gains of $23,206,763.

TAXATION

Taxation of the Company

We have elected and qualified and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies; and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of any issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

In the case of a regulated investment company which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC Certification since 1999, including for 2005, but it is possible that we may not receive SEC Certification in future years. Pursuant to the SEC Certification, we are generally entitled to include, in the computation of the 50 percent value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed five percent of the value of our total assets.

As a regulated investment company, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to shareholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2)
at least 98 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by a company with a November or December year-end to use the company’s fiscal year); and

(3)	any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If in any particular taxable year, we do not qualify as a regulated investment company, all of our taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a corporation even if we would otherwise qualify as a regulated investment company.

Company Investments

We may make certain investments which would subject us to special provisions of the Code that, among other things, may affect the character of the gains or losses realized by us and require us to recognize income or gain without receiving cash with which to make distributions.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to the shareholders their share of the foreign taxes paid by us.

Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

Taxation of Shareholders

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of our earnings and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in the shareholder’s income as long-term capital gains and (ii) the shareholder’s proportionate share of the corporate tax paid by us. Shareholders should consult their tax advisors for further information about the impact of a deemed dividend on their state or local taxes.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our Common Stock. If we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, federal withholding taxes at a 30 percent rate (or a lower rate pursuant to a tax treaty) will apply to distributions to shareholders (except to those distributions designated by us as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations (a "non-U.S. investor"). Different tax consequences may result if a non-U.S. investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

Backup Withholding

We are required in some circumstances to backup withhold on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding notes in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

CERTAIN GOVERNMENT REGULATIONS

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in private investments. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing primarily in privately owned companies.

As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70 percent of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to the securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities registered on an exchange or a class of securities with respect to which a broker may extend margin credit;

•	is actively controlled by the business development company and has an affiliate of a business development company on its Board of Directors; or

•	meets other criteria as may be established by the SEC.

Control under the 1940 Act is presumed to exist where a business development company beneficially owns more than 25 percent of the outstanding voting securities of the portfolio company.

The SEC recently adopted a new rule expanding the definition of "eligible portfolio company" to include all private companies and all public companies whose securities are not listed on an exchange.

To include securities described above as qualifying assets for the purpose of the 70 percent test, a business development company must make available to the issuer of those securities (whether directly or through cooperating parties) significant managerial assistance such as providing significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

As a business development company, we are entitled to issue senior securities in the form of stock or indebtedness, including bank borrowings and debt securities, as long as our senior securities have an asset coverage of at least 200 percent immediately after each issuance. See "Risk Factors."

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our Board of Directors who are not interested persons and, in some cases, may have to seek prior approval from the SEC.

As with other companies regulated by the 1940 Act, a business development company must adhere to substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person’s office.

We maintain a code of ethics under Rule 17j-1 of the 1940 Act that establishes procedures for personal investment and restricts some transactions by our personnel. Our code of ethics generally does not permit investment by our employees in private securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this Prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67 percent or more of the company’s shares present at a meeting if more than 50 percent of the outstanding shares of the company are present and represented by proxy or (ii) more than 50 percent of the outstanding shares of the company.

We vote proxies relating to our portfolio securities in what management believes is in the best interest of our shareholders. We carefully review on a case by case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by the Managing Directors who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we required that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Shareholders may obtain information regarding how we voted proxies with respect to our public portfolio companies by making a written request for proxy voting information or by contacting us by telephone at 1-877-TINY-TECH.

CAPITALIZATION

We are authorized to issue 45,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. All shares issued as a result of exercise of the rights will be newly issued shares. Shares of Common Stock are not redeemable and have no preemptive, conversion, or cumulative voting rights.

The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account, and (iii) capital stock outstanding for each class of our authorized securities as of September 30, 2006.

Title of Class	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Common Stock	45,000,000	1,828,740	20,756,345
Preferred Stock	2,000,000	0	0

Issuance of Preferred Stock

Our Board of Directors is authorized by our articles of incorporation to issue up to 2,000,000 shares of preferred stock having a par value of $0.10 per share. The Board of Directors is authorized to divide the preferred stock into one or more series and to determine the terms of each series, including, but not limited to, the voting rights, redemption provisions, dividend rate and liquidation preference. Any terms must be consistent with the requirements of the 1940 Act. The 1940 Act currently prohibits us from issuing any preferred stock if after giving effect to the issuance the value of our total assets, less all liabilities and indebtedness other than senior securities, would be less than 200 percent of the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation value of our preferred stock (other than up to 5 percent borrowings for temporary purposes). Leveraging with preferred stock raises the same general potential for loss or gain and other risks as does leveraging with borrowings described above.

Options and Warrants

We have no warrants outstanding. As of November 14, 2006, we have 3,958,283 options granted pursuant to our Equity Incentive Plan described herein. Under the 1940 Act, we cannot issue options and/or warrants for more than 25 percent of our outstanding voting securities.

PLAN OF DISTRIBUTION

We may sell our Common Stock through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our Common Stock will be named in the applicable Prospectus Supplement.

The distribution of our Common Stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share must equal or exceed the net asset value per share of our Common Stock exclusive of any underwriting commissions or discounts.

In connection with the sale of our Common Stock, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Common Stock to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Common Stock may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Common Stock may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq Global Market.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Common Stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Common Stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Common Stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our Common Stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock.

EXPERTS

Our audited financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 have been incorporated by reference from our 2005 Annual Report on Form 10-K in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

Certain information of which is included in the Selected Condensed Consolidated Financial Data section of this Prospectus, as of and for the years ended December 31, 2001, were derived from financial statements which were audited by Arthur Andersen LLP, independent public accountant, as indicated in their report with respect thereto, are included herein in reliance upon the authority of said firm as experts in giving said report. Arthur Andersen LLP has not consented to the inclusion of their report in this Prospectus, and we have not obtained their consent to do so in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the inclusion of their report in this Prospectus, you will not be able to recover against Arthur Andersen LLP under Section 11(a) of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP or any omissions to state a material fact required to be stated therein.

We will furnish, without charge, a copy of such financial statements upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or calling 1-800-TINY-TECH.

FURTHER INFORMATION

We are subject to the informational requirements of the 1934 Act and in accordance therewith file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by us can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, its Northeast Regional Office, 233 Broadway, New York, New York 10279 and its Chicago Regional Office, Suite 900, 175 West Jackson Boulevard, Chicago, Illinois 60604. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a website that contains reports, proxy statements, and other information. The address of the SEC’s website is http://www.sec.gov. Copies of this material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq Global Market and our reports, proxy statements and other information concerning us can be inspected and copied at the library of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in some cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us. We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

HARRIS & HARRIS GROUP, INC.

4,000,000 Shares

Common Stock

The date of the Prospectus is                   ,

This Prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendix thereto, the "Registration Statement") filed by us with the SEC under the Securities Act. This Prospectus does not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of the material terms of such documents.

No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus. If given or made, any information or representation must not be relied upon as having been authorized by us. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful.

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements - The following financial statements have been incorporated by reference into the Registration Statement:

(a) Annual Report on Form 10-K

Consolidated Statements of Assets and Liabilities as of December 31, 2005 and 2004

Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003

Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

Consolidated Statements of Changes in the Net Assets for the years ended December 31, 2005, 2004 and 2003

Consolidated Schedule of Investments as of December 31, 2005 and 2004

Footnote to Consolidated Schedule of Investments

Notes to Consolidated Financial Statements

Financial Highlights for the years ended December 31, 2005, 2004, 2003, 2002 and 2001

(b) Quarterly Reports on Form 10-Q

Consolidated Statement of Assets and Liabilities as of September 30, 2006 and December 31, 2005

Consolidated Statements of Operations for the quarters ended September 30, 2006 and 2005

Consolidated Statements of Cash Flows for the quarters ended September 30, 2006 and 2005

Consolidated Statements of Changes in Net Assets for the quarters ended September 30, 2006 and 2005

Consolidated Schedule of Investments as of September 30, 2006

Footnote to Consolidated Schedule of Investments

Notes to Consolidated Financial Statements

Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

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(2) Exhibits:

(a)   (1) Certificate of Incorporation of the Company, as amended, dated September 23, 2005, incorporated by reference to the Company's Form 8-K filed on September 27, 2005.

(2) Certificate of Amendment of the Certificate of Incorporation dated May 19, 2006, incorporated by reference to the Company's Form 10-Q filed on August 9, 2006.

(b) Restated By-laws of the Company.(3)

(c) Not applicable.

(d) Form of Specimen Certificate of Common Stock.(2)

(e) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i)    (1)  Harris & Harris Group, Inc. Amended and Restated Employee Profit-Sharing Plan, incorporated by reference as Exhibit 10.7 to the Company’s Proxy Statement for the 2002 Annual Meeting of Shareholders (File No. 000-11576) filed on September 3, 2002.

(2) Harris & Harris Group, Inc., 2006 Equity Incentive Plan, incorporated by reference as Exhibit B to the Company's Proxy Statement for the 2006 Annual Meeting of Shareholders filed on April 3, 2006.

(3) Form of Incentive Stock Option Agreement incorporated by reference to the Company's Form 8-K filed on June 26, 2006.

(4) Form of Non-Qualified Stock Option Agreement, incorporated by reference to the Company's Form 8-K filed on June 26, 2006.

(5) Form of 10b5-1 Plan.(2)

(6) Harris & Harris Group, Inc. Directors Stock Purchase Plan 2001.(2)

(7) Amended and Restated Employment Agreement by and between the Company and Charles E. Harris dated October 14, 2004, incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K (File No. 814-00176) filed on October 15, 2004.

(8) Severance Compensation Agreement by and between the Company and Charles E. Harris dated August 15, 1990.(2)

(9) Deferred Compensation Agreement Between Harris & Harris Group, Inc. and Charles E. Harris, incorporated by reference as Exhibit 10.5 to the Company’s Form 10-K for the year ended December 31, 2004 (File No. 814-00176) filed on March 16, 2005.

(10) Amendment No. 4 to Deferred Compensation Agreement Between Harris & Harris Group, Inc. and Charles E. Harris, incorporated by reference to the Company's Form 10-Q filed on August 9, 2006.

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(11) Amendment No 2. to Deferred Compensation Agreement Between Harris & Harris Group, Inc. and Charles E. Harris, incorporated by reference to the Company's Form 10-Q filed on October 15, 2004.

(12) Amendment No. 1 to Deferred Compensation Agreement Between Harris & Harris Group, Inc. and Charles E. Harris, incorporated by reference to the Company's Form 10-Q filed on May 14, 2003.

(13) Trust Under Harris & Harris Group, Inc. Deferred Compensation Agreement.(2)

(14) Harris & Harris Group, Inc., Executive Mandatory Retirement Plan, incorporated by reference as Exhibit 10-1 to the Company's Form 10-Q for the quarter ended March 31, 2003, filed on May 14, 2003.

(j) Harris & Harris Group, Inc. Custodian Agreement with JP Morgan.(3)

(k) (1) Form of Indemnification Agreement which has been established with all directors and executive officers of the Company.(3)

(l) Opinion letter of Skadden, Arps, Slate, Meagher & Flom, LLP.(4)

(m) Not applicable.

(n) Consent of the Independent Registered Public Accounting Firm.(1)

(o) Not applicable

(p) Not applicable.

(q) Not applicable.

(r)	Code of Ethics Pursuant to Rule 17j-1, incorporated by reference to Form 8-K filed on November 3, 2006.

(s) Powers of Attorney.(2)

(1)  Filed herewith.

(2)  Previously filed with the Company's Registration Statement on Form N-2 (333-138996) filed on November 29, 2006.

(3)  Previously filed with Pre-Effective Amendment 1 to the Company's Registration Statement on Form N-2 (333-112862) filed on March 22, 2004.

(4)  To be filed by Amendment.

Item 26. Marketing Arrangements

The information contained under the heading "Plan of Distribution" on page 61 of the Prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

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Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with this offering described in this Registration Statement:

Registration fees	$7,500
Nasdaq listing fee	$35,500
Printing (other than stock certificates)	$42,000
Accounting fees and expenses	$45,000
Legal fees and expenses	$100,000
Miscellaneous	$100,000
Total	$330,000

Item 28. Persons Controlled by or Under Common Control with Company

At December 31, 2005	Organized under laws of	Percentage of voting securities owned by the Registrant
Harris & Harris Enterprises, Inc.	Delaware	100%

Item 29. Number of Holders of Securities (as of November 24, 2006)

Title of class	Number of record holders
Common stock, $.01 par value	131

Item 30. Indemnification

Article 8 ("Article 8") of our Certificate of Incorporation, as adopted by our board of directors in October 1992, and approved by our shareholders in December, 1992, provides for the indemnification of our directors and officers to the fullest extent permitted by applicable New York law, subject to the applicable provisions of the 1940 Act.

Scope of Indemnification Under New York Law. BCL §§ 721-726 provide that a director or officer of a New York corporation who was or is a party or a threatened party to any threatened, pending or completed action, suit or proceeding (i) shall be entitled to indemnification by the corporation for all expenses of litigation when he is successful on the merits, (ii) may be indemnified by the corporation for judgments, fines, and amounts paid in settlement of, and reasonable expenses incurred in, litigation (other than a derivative suit), even if he is not successful on the merits, if he acted in good faith and for a purpose he reasonably believed to be in or not opposed to the best interest of the corporation (and, in criminal proceedings, had no reasonable cause to believe that his conduct was unlawful), and (iii) may be indemnified by the corporation for amounts paid in settlement and reasonable expenses incurred in a derivative suit (i.e., a suit by a shareholder alleging a breach of a duty owed to the corporation by a director or officer) even if he is not successful on the merits, if he acted in good faith, for a purpose which he believed to be in, or not opposed to, the best interest of the corporation. However, no indemnification may be made in accordance with clause (iii) if he is adjudged liable to the corporation, unless a court determines that, despite the adjudication of liability and in view of all of the circumstances, he is entitled to indemnification. The indemnification described in clauses (ii) and (iii) above and the advancement of litigation expenses, may be made only upon a determination by (i) a majority of a quorum of disinterested directors, (ii) independent legal counsel, or (iii) the shareholders that indemnification is proper because the applicable standard of conduct has been met. In addition, litigation expenses to a director or officer may only be made upon receipt of an undertaking by the director or officer to repay the expenses if it is ultimately determined that he is not entitled to be indemnified. The indemnification and advancement of expenses provided for by BCL §§ 721-726 are not deemed exclusive of any rights the indemnitee may have under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise. When any action with respect to indemnification of directors is taken by amendment to the by-laws, resolution of directors, or agreement, the corporation must mail a notice of the action taken to its shareholders of record by the earlier of (i) the date of the next annual meeting, or (ii) fifteen months after the date of the action taken.

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The foregoing provisions are subject to Section 17(h) of the 1940 Act, which provides that neither the certificate of incorporation or by-laws nor any agreement may protect any director or officer against any liability to the Company or any of its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

The Indemnification Agreements. Pursuant to the Indemnification Agreement, the Company would indemnify the indemnified director or officer (the "Indemnitee") to the fullest extent permitted by New York law as in effect at the time of execution of the Indemnification Agreement and to such fuller extent as New York law may permit in the future, subject in each case to the applicable provisions of the 1940 Act. An Indemnitee would be entitled to receive indemnification against all judgments rendered, fines levied, and other assessments (including amounts paid in settlement of any claims, if approved by the Company), plus all reasonable costs and expenses (including attorneys’ fees) incurred in connection with the defense of any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative (an "Action"), related to or arising from (i) any actual or alleged act or omission of the Indemnitee at any time as a director, officer, employee, or agent of the Company or any of its affiliates or subsidiaries, or (ii) the Indemnitee’s past, present, or future status as a director, officer, employee or agent of the Company or any of its affiliates or subsidiaries. An Indemnitee would also be entitled to advancement of all reasonable costs and expenses incurred in the defense of any Action upon a finding by a court or an opinion of independent counsel that the Indemnitee is more likely than not to prevail. If the Company makes any payment to the Indemnitee under the Indemnification Agreement and it is ultimately determined that the Indemnitee was not entitled to be indemnified, the Indemnitee would be required to repay the Company for all amounts paid to the Indemnitee under the Indemnification agreement. An Indemnitee would not be entitled to Indemnification or advancement of expenses under the Indemnification Agreement with respect to any proceeding or claim brought by him against the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

We maintain directors’ and officers’ liability insurance.

Item 31. Business and Other Connections of Investment Adviser

Not applicable, because the Company has no investment adviser.

Item 32. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated there under are maintained at the offices of the Company at 111 West 57th Street, Suite 1100, New York, New York 10019. Certain accounts, books and other documents pertaining to the Company’s subsidiaries are maintained at 111 West 57th Street, Suite 1100, New York, New York 10019.

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Item 33. Management Services

None.

Item 34. Undertakings

1. The Company undertakes to suspend the offering of its shares until it amends its prospectus if:

(1)
subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10 % from its net asset value per share as of the effective date of the Registration Statement; or

(2)	the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2. Not applicable.

3. Not applicable.

4. The Company hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)
that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)
that for the purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report or quarterly reports pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6

5. The Company hereby undertakes:

(a)
that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Company pursuant to Rule 497(e) and Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)
that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not Applicable.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of December, 2006.

HARRIS & HARRIS GROUP, INC.

By:	/s/ Charles E. Harris
Name: Charles E. Harris
Title: Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:
Signature	Title	Date

/s/ Charles E. Harris	Chairman of the Board and	December 11, 2006
Charles E. Harris	Chief Executive Officer (Principal Executive Officer)

/s/ Douglas W. Jamison	President, Chief Operating Officer	December 11, 2006
Douglas W. Jamison	and Chief Financial Officer (Principal Financial Officer)

/s/ Patricia N. Egan	Chief Accounting Officer, Senior	December 11, 2006
Patricia N. Egan	Controller and Vice President

*	Director	December 11, 2006
W. Dillaway Ayres, Jr.

*	Director	December 11, 2006
Dr. C. Wayne Bardin

*	Director	December 11, 2006
Dr. Phillip A. Bauman

*	Director	December 11, 2006
G. Morgan Browne

*	Director	December 11, 2006
Dugald A. Fletcher

*	Director	December 11, 2006
Kelly S. Kirkpatrick

*	Director	December 11, 2006
Mark Parsells

*	Director	December 11, 2006
Lori D. Pressman

*	Director	December 11, 2006
Charles E. Ramsey

*	Director	December 11, 2006
James E. Roberts

*By:	/s/ Charles E. Harris
Attorney-in-fact

EXHIBITS

(n)	Consent of the Independent Registered Public Accounting Firm.